                                                                   EXHIBIT 10.11

[REGIONS BANK LOGO]

February 12, 2001

Mr. Lyle Stockstill
Mrs. Lana Hingle Stockstill
Torch Offshore, LLC
401 Whitney Ave., Suite 400
Gretna, LA 70056-2596

Dear Mr. and Mrs. Stockstill:

We are please to confirm that Regions Bank (hereinafter referred to as "Bank") holds available an increase of $2,000,00 available on the working capital line of credit to Torch Offshore, LLC. (hereinafter referred to as "Borrower"). If accepted, the total amount available on the line of credit would be $8,000,000. The purpose of this facility is to provide working capital. This agreement is joined herein by Lyle Stockstill and Lana Hingle Stockstill as "Guarantors".

WORKING CAPITAL LINE OF CREDIT -- $8,000,000
--------------------------------------------

EXPIRATION DATE:         May 12, 2001

INTEREST RATE:           London Interbank Offered Rate (LIBOR) plus 300 Basis
                         Points adjusted monthly based on 30-day LIBOR rate for the final day of the month. Accrued interest on actual draws shall be due and payable monthly.

INDEBTEDNESS:            Debt under the line shall be evidenced by a Base Note
                         in the amount of $8,000,000 against which cash advances may be made, at Bank's discretion, given availability as defined below and upon written or verbal request from Borrower. Borrower will supply to Bank prior to the first draw in writing the names of those persons authorized on behalf of Borrower to request funding.

COMMITMENT FEE:          Non-refundable fee in the amount of $10,000 which
                         represents 1/2% of the committed increase in the line.
                         Commitment fee is payable at loan closing.

AVAILABILITY:            Availability to borrow shall be determined on a
                         formula basis of 80% of current (less than 90 days old
                         and "ineligible receivables" subject to the 25% rule)
                         receivables provided total debt under this line does
                         not exceed $8,000,000 at any time. The 25% rule on
                         receivables shall be defined as follows: Any account
                         debtor with over 25% of the total receivable over 90
                         days old shall not be eligible for the total amount of
                         receivables owed to Borrower.
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Torch Offshore, LLC.
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               Borrower shall provide Bank on a monthly basis a properly
               executed Settlement Report certified to by an authorized corporate official along with a listing and aging of accounts receivable and an inventory listing. These documents shall be due within 10 days after each month end. Failure to provide these documents may result in the delay of advancement of additional funds until such time as the documents are received.

REPAYMENT:     (1)  Upon receipt, Borrower shall deposit all collections of accounts receivable in their original form into a Torch Offshore, LLC, assignee cash collateral account entitled "Regions Bank as Assignee of Accounts Receivable of Torch Offshore, LLC". Within two business days following such deposits, Bank will debit the account for a like amount and apply these funds as a principal reduction of the debt. However, if deemed necessary, the Bank reserves the right to hold funds in an uncollected status and apply them to the line of credit as regulated under the "Expedited Funds Availability Act". Should any deposit item be returned for non-payment, it shall be charged to Borrower's operating account.

               (2) Borrower has the option in lieu of (1) above, to notify all of its customers to forward payment under any and all invoices to the following lock-box controlled by the Bank, "Torch Offshore, LLC., P.O. Box 15179, New Orleans, LA 70175". Should Borrower receive any payments directly from the customer, Borrower will deposit all of these collections in their original form into a Torch Offshore, LLC, assignee cash collateral account entitled "Regions Bank as Assignee of Accounts Receivable of Torch Offshore, LLC". All payments received through the lock box will also be deposited into the cash collateral account. The Bank will debit the cash collateral account and apply 100% of the proceeds to the line of credit as a principal reduction. Should any deposit item be returned for non-payment it shall be charged to the Borrower's operating account.

COLLATERAL:    (1) First position security interest in all chattel paper, accounts, contract and contract rights and inventory as evidenced by security agreement of even date.

               (2) Cross pledge of First Security interest on equipment to be purchased with Bank funds (reel equipment loan).

               (3) Cross pledge of assignment of life insurance for $1,000,000 on the life of Lyle Stockstill.

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Torch Offshore, LLC.
2/12/01

               (4)Pledge of 3 Merrill Lynch brokerage accounts with marketable securities in an approximate amount of $900,000; accounts to be pledged to the personal guarantee of Lana Hingle Stockstill. This collateral will be released by Bank at such time that the total debt to tangible net worth of Borrower is 3 to 1 (see pages 7 and 8) or less for 90 consecutive days, following submission of month-end financial statements and assuming no defaults under this agreement or the loan documents for this loan or any other outstanding loan at Bank.

               In addition, two collateral/documentation exceptions must be cured prior to release of collateral securing the personal guarantee.

                   1. The $1 Million life insurance policy on Lyle Stockstill must be fully in place and properly pledged and acknowledged to Bank.

                   2. The First Amendment to InterCreditor Agreement for
                      Subordination of Liens regarding the reel equipment loan must be signed by Transamerica.

GUARANTORS:    Unconditional continuing personal guarantee of Lyle Stockstill and Lana Hingle Stockstill equal to the outstanding balances of Borrower including principal, interest and any other charges.

               Unconditional corporate guarantee of Torch, Inc. equal to the outstanding balances of Borrower, including principal, interest and any other charges.

SPECIFIC CONDITIONS OF FUNDING YOUR LINE OF CREDIT:

(Note: These conditions are outlined here to clarify the mechanics of how we will fund your line of credit. This letter is not intended, however, to supersede the legal documents associated with this line.)

Lendable equity in collateral is described as:

                80% of eligible accounts receivable of Borrower.

An operating account and a cash collateral account will be established. All draws will be deposited to the operating account. The Borrower agrees to deposit all proceeds in their original form from the collection of accounts receivable into the cash collateral account. Bank will apply funds from the cash collateral account to the line of credit to pay down the balance. Should the line of credit be zero, it is understood that funds deposited to the Cash Collateral Account will be transferred within two business days to the Operating Account. If checks written on the operating account exceed the balance in the account, or a sweep account tied to the operating account,



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Torch Offshore, LLC.
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Bank will fund on the line of credit (to the extent that the advance is covered by eligible receivables and availability under the line of credit) to cover the shortfall. Ineligible accounts receivable, which will be placed in "reserve" and not be included on "eligible" accounts, are described as follows:

    (1)   Accounts over 90 days old
    (2)   Contra Accounts
    (3)   Foreign receivables
    (4)   Government receivables (state, local and federal)
    (5)   Affiliate receivables
    (6)   Credit memos
    (7)   Accounts subject to the 25% rule
    (8)   Consignments
    (9)   Retainages
   (10)   Progress Billings.
   (11)   Bill and Hold
   (12) Concentrations - Bank reserves the right to limit its exposure in any one customer of (Borrower) to 25% of the committed balance on the line of credit. All Fortune 500 companies in good standing, to be determined by Bank, will be exempted from the concentration rule provided payment history of the Fortune 500 Company has been satisfactory.
   (13) Accounts receivable from debtors that the Bank believes are in poor financial condition.
   (14) Receivables relating to billings on bonded contracts or those subject to "super priority" liens under bankruptcy codes.

In addition, the Bank reserves the right to determine which accounts receivable are eligible. Refusal by Regions Bank to accept any receivables as eligible accounts for a loan shall not be deemed as a breach of agreement.

Whenever the balance on your line of credit exceeds lendable equity in collateral as described above, we will notify you. You will then have ten (10) days to correct this deficiency, either through bringing us additional collateral or through reducing the balance on your line of credit to a level sufficient to clear the deficit. This will be considered an event of default. The Bank reserves the right to withhold future advances until the deficit in question has been eliminated.

Under no circumstances are invoices to be presented to the undersigned as collateral unless the service or work has been completed and the original invoice has been presented to your customer for payment.

The above commitment is subject to a satisfactory audit of Borrower's accounts receivable and inventory. The Bank will perform an audit of the books and records of Borrower on a quarterly basis. The Bank has the right to waive an audit at its sole discretion, however the waiving of any audit or audits will not be considered a change to the frequency of future audits. Borrower agrees


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Torch Offshore, LLC.
2/12/01

to provide Bank with whatever data is necessary for Bank to prepare this audit. As long as there is no event of default, Bank will normally give at least 48 hours notice of an audit, and Bank will make every effort to arrange a time that is mutually agreeable. We may also (using the name Louisiana Accounting Services or some other non-bank name), from time to time, verify your accounts receivable.

OTHER CONDITIONS:

The foregoing line of credit (herein referred to as "the debt") is approved with the understanding that, within 120 days after the close of the fiscal year, Bank will be provided with an audited financial statement of Borrower and a personal detailed financial statement on the Guarantor. A tax return of Borrower and Guarantor is to be provided within 180 days after the close of the fiscal year. A monthly in-house prepared balance sheet and operating statement on Borrower is to be submitted to Bank as well.

The above commitment is contingent upon the maintenance of a financial condition of Borrower and Guarantor satisfactory to Bank, and compliance with the terms and conditions of the loan and collateral documents executed in connection herewith.

Also, unless Bank otherwise consents in writing and so long as the debt to Bank remains outstanding, Borrower and Guarantor each agree to:

     (1) Pay each note in accordance with the terms and conditions thereof;

     (2) Fully maintain the franchise of Borrower;

     (3) Provide Bank with certified copies of resolutions from the Borrower specifically authorizing execution of this agreement and the loan and collateral documents hereinabove referred to;

     (4) Duly pay and discharge, or cause to be paid and discharged all taxes, assessments, and other governmental charges lawfully imposed upon the property of Borrower or upon any part thereof, or upon the income or profits thereof and comply with all municipal, state and federal laws provided that Borrower reserves all of its rights to protest the payment of any such taxes, assessment and other governmental charges contested in good faith;

     (5) Duly comply with applicable statutes and pay all obligations which, if unpaid, might result in a lien, except those obligations which are being contested in good faith;

     (6) Maintain principal banking relationship of Borrower and Guarantor with Bank.

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Torch Offshore, LLC.
2/12/01

It is also further understood and agreed by Borrower and Guarantor that so long as all or any part of the debt remains outstanding, Borrower and Guarantor will not without Bank's prior written consent:

     (1) Other than the debt, create or suffer to exist any other mortgage or pledge, or hypothecate or create any other lien on any part of the pledged collateral;

     (2) Enter into any merger, consolidation, or major expansion, make any investment, create any subsidiaries, or sell or lease any significant portion of Borrower's assets, whether it be to a related company, or any other entity, or effect any change in the ownership of Borrower;

     (3) Create, incur, assume, or have outstanding any new indebtedness over $500,000 in the aggregate other than indebtedness to Borrower's suppliers of material, labor, services as incurred in the ordinary course of Borrower's business.

The Borrower agrees to give immediate notice to the Bank of (1) any litigation or proceeding in which any of them is a party if an adverse decision therein would require them to pay over more than $50,000 or deliver assets the value of which exceeds such sum (whether or not the claim is considered to be covered by insurance); and (2) the institution of any other suit or proceeding involving any of them that might materially and adversely affect their operations, financial condition, property or business.

If any one or more of the following events, herein called "Events of Default", shall occur and be continuing for a period of 10 days without cure, the principal and the accrued interest on all indebtedness under the agreement shall become immediately due and payable upon demand of Bank:

     (a) Borrower shall default in the payment of any principal or interest, when due under any notice that evidences any sum payable by Borrower under this agreement; or

     (b) Default by Borrower in the due observance and performance of any other covenant, agreement, undertaking or condition expressed or contained in this Loan Agreement, or any prior agreement, or in any documents provided for herein or in connection herewith, or default by any person (authorized corporate officer or appointee) or Guarantor in the due observance and performance of any covenant, undertaking, agreement or condition contained in any documents executed and delivered to Bank in order to induce it to enter into this Loan Agreement or any prior agreement; or

     (c) Any representation or warranty made herein or made on any certificate furnished to or to be furnished to Bank hereunder or made in any instrument delivered pursuant hereto shall prove to have been materially incorrect; or


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Torch Offshore, LLC.
2/12/01

     (d) Borrower shall voluntarily suspend transaction of its business for more than one month; or become insolvent or be unable to pay its debts as they mature; or file a voluntary petition in bankruptcy; or file a voluntary petition seeking reorganization; or effect a plan or other arrangement with creditors; or file an answer admitting jurisdiction of the court and the material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy; or make an assignment for benefit of creditors; or apply for consent to the appointment of any receiver or trustee for itself or of all or any substantial portion of its property; or

     (e) An order shall be entered pursuant to any act of Congress relating to Bankruptcy or to any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of Borrower, or an order of any court shall be entered appointing any receiver or trustee for Borrower or any receiver or trustee of all or any substantial portion of the property of Borrower, or a writ or warrant of attachment or any similar process shall be issued by any court against property of Borrower, and such order approving petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed or such writ, warrant of attachment of any similar process is not released or bonded within sixty (60) days after its entry or levy; or

     (f) The Borrower shall fail to pay any indebtedness due any third persons and such failure shall continue beyond any applicable grace period, or the Borrower shall suffer to exist any other event of default under any agreement binding the Borrower; or

     (g) The Borrower shall suffer final judgments for payment of money aggregating in excess of $10,000 and shall not discharge the sale within a period of thirty (30) days unless, pending further proceedings, execution has not been commenced or if commenced, has been effectively stayed; or

     (h) A judgment creditor of the Borrower shall obtain possession of any of the collateral by any means, including, but without limitation, levy, replevin, or self help; or

     (i) The validity or enforceability of this Agreement, the Notes, the Guaranties, or the collateral documents shall be contested by the Borrower, or the Borrower shall deny that it has any or future liability or obligation hereunder or thereunder.

     (j) Borrower fails to maintain (unless specifically waived in writing by Bank) the following financial ratios as compiled in accordance with generally accepted accounting principles:

         (i)   Total debt to Tangible Net Worth not to exceed 3 to 1.
         (ii) Minimum debt service ratio for a trailing 4-quarter period of not less than 1.2 computed as of the end of each quarter.
         (iii) Minimum Tangible Net Worth of $10 Million.

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Torch Offshore, L.L.C.
2/12/01


     The debt service ratio will be computed by taking net income plus depreciation plus interest expense plus any other non-cash charges and dividing by current maturities of long-term debt plus interest expense.

     Tangible Net Worth is the Borrower's Net Worth as reflected on the Borrower's financial statements prepared in accordance with General Accepted Accounting Principles (GAAP) but excluding:

     1) Any assets ordinarily classified as intangible in accordance with GAAP.
     2) Any accounts due from Officers, Shareholders or Affiliates.

Upon the occurrence of any event of default hereunder, Bank shall have no further obligation to continue the line of credit or to make any further advances hereunder.

In the event of default under any condition of the loan, we have the right to visit your place of business for the purpose of inspecting the books and records at a time and frequency at our discretion. In this event, you agree to allow us access to all financial records, agings, bank statements, invoices, and payment records generated by Borrower, to allow us to obtain copies of any invoices, agings or payment records we deem necessary, and agree to allow us to instruct your customers to remit payment on your behalf to the Bank.

To the extent that any terms and provisions of any promissory notes, security agreements, guaranty or other documents executed by Borrower or any Guarantor in connection with the line of credit are inconsistent with the terms and provisions of this agreement, this agreement shall govern. On the other hand, if any terms and provisions of the line of credit documents are not specifically covered by the terms and provisions of this agreement, then the line of credit documents shall govern.

This commitment may not be assigned or otherwise transferred. If this commitment is acceptable to you, please sign at the space indicated below and on the enclose duplicate attached hereto and return same to us at:

                    Regions Bank
                    301 St. Charles Avenue
                    New Orleans, Louisiana 70130

This offer will expire 30 days from the date hereof, unless we receive your acceptance on or before that date.

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Torch Offshore, LLC.
2/12/01

We sincerely appreciate this opportunity to handle Torch Offshore, LLC's banking needs; our relationship with your fine organization will certainly be a valued one, and we hope that you will continue to call on us whenever we may be of service.

Sincerely,

REGIONS BANK


/s/ Jorge E. Goris
Jorge E. Goris
Senior Vice President

JEG:lch


We hereby accept and agree with the terms and conditions as outlined above on this the 12th day of February, 2001.


TORCH OFFSHORE, LLC


/s/ Lyle Stockstill
----------------------------------------
Lyle Stockstill, Manager/Chairman and Chief Executive Officer


/s/ Lana Hingle Stockstill
----------------------------------------
Lana Hingle Stockstill, Manager


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Torch Offshore, LLC.
2/12/01

                             CONSENT AND AGREEMENT

The undersigned do/does hereby join in the execution of this loan agreement for the purpose of (i) manifesting his/their approval of the terms and conditions hereof and (ii) consenting and agreeing to the provisions hereof concerning the guaranty agreement and any representations and warranties, affirmative covenants and negative covenants herein that expressly relate to any or all of the undersigned.

/s/ Lyle Stockstill
----------------------------------------
Lyle Stockstill


/s/ Lana Hingle Stockstill
----------------------------------------
Lana Hingle Stockstill


TORCH, INC.


/s/ Lyle Stockstill
----------------------------------------
Lyle Stockstill, Chief Executive Officer


/s/ Lana Hingle Stockstill
----------------------------------------
Lana Hingle Stockstill, Secretary

                                   [REGIONS(R)
                                       BANK LOGO]
                                PROMISSORY NOTE

Principal      Loan Date      Maturity       Loan No.  Call      Collateral     Account   Officer   Initials
$8,000,000.00  02-12-2001     05-12-2001     0001165   590       4635           5439329   L32

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: TORCH OFFSHORE, L.L.C. (TIN: 72-1471586)        Lender:   Regions Bank TIN: 63-0371391
          401 WHITNEY AVENUE SUITE 400                              Commercial Lending
          GRETNA, LA 70056-2503                                     301 St. Charles Avenue
                                                                    3rd Floor
                                                                    New Orleans, LA 70130

=================================================================================================

Principal Amount: $8,000,000.00    Initial Rate: 8.625%      Date of Note: February 12, 2001

PROMISE TO PAY. TORCH OFFSHORE, L.L.C. ("Borrower") promises to pay to the order of Regions Bank ("Lender"), in lawful money of the United States of America the sum of Eight Million & 00/100 Dollars (U.S. $8,000,000.00) or such other or lesser amounts as may be reflected from time to time on the books and records of Lender as evidencing the aggregate unpaid principal balance of loan advances made to Borrower on a revolving line of credit basis as provided below, together with simple interest assessed on a variable rate basis at the rate per annum equal to 3.000 percentage points over the Index provided below, as the Index under this Note may be adjusted from time to time, one or more times, with interest being assessed on the unpaid principal balance of this Note as outstanding from time to time, commencing on February 12, 2001 and continuing until this Note is paid in full.

LINE OF CREDIT. This Note evidences a revolving line of credit "master note". Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: LYLE STOCKSTILL (SSN:###-##-####) and LANA HINGLE STOCKSTILL (SSN:###-##-####). Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's deposit accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those acceptable to Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

PAYMENT. Borrower will pay this loan on demand, or if no demand is made, in one payment of all outstanding principal plus all accrued unpaid interest on May
12, 2001. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning March 12, 2001, and all subsequent interest payments are due on the same day of each month after that until this Note is paid in full. The annual interest rate for this Note is computed on a 365/360 basis: that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the London Interbank Offered Rate (LIBOR) for one (1) month contracts as published in the "Money Rates" column of The Wall Street Journal on the last business day of each month, with an effective date of the first calendar day of the following month (such effective date for the initial index for this loan to further serve as the commencement date of the initial rate change period identified below) (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each month. The Index currently is 5.625% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 3.000 percentage points over the Index, resulting in an initial rate of 8.625% per annum. Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may prepay this Note in full at any time by paying the then unpaid principal balance of this Note, plus accrued simple interest and any unpaid late charges through date of prepayment. If Borrower prepays this
Note in full, or if Lender accelerates payment, Borrower understands that, unless otherwise required by law, any prepaid fees or charges will not be subject to rebate and will be earned by Lender at the time this Note is signed. Unless otherwise agreed to in writing, early payments under this Note will not relieve Borrower of Borrower's obligation to continue to make regularly scheduled payments under the above payment schedule. Early payments will instead reduce the principal balance due, and Borrower may be required to make fewer payments under this Note.

LATE CHARGE. If Borrower fails to pay any payment under this Note in full within 10 days of when due, Borrower agrees to pay Lender a late payment fee in an amount equal to 5.000% of the unpaid amount of the payment, or U.S. $500.00, whichever is less. Late charges will not be assessed following declaration of default and acceleration of maturity of this Note.

DEFAULT. The following actions and/or inactions shall constitute default events under this Note:

     DEFAULT UNDER THIS NOTE. Should Borrower default in the payment of principal and/or interest under this Note.

     DEFAULT UNDER SECURITY AGREEMENTS. Should Borrower or any guarantor violate, or fail to comply fully with any of the terms and conditions of, or default under and security right, instrument, document, or agreement directly or indirectly securing repayment of this Note.

     OTHER DEFAULTS IN FAVOR OF LENDER. Should Borrower or any guarantor of this Note default under any other loan, extension of credit, security right, instrument, document, or agreement, or obligation in favor of Lender.

     DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any guarantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may affect any property or other collateral directly or indirectly securing repayment of this Note.

     INSOLVENCY. Should the suspension, failure or insolvency, however evidenced, of Borrower or any guarantor of this Note occur or exist.

     DEATH OR INTERDICTION. Should any guarantor of this Note die or be interdicted.

     READJUSTMENT OF INDEBTEDNESS. Should proceedings for readjustment of indebtedness, reorganization, bankruptcy, composition or extension under any insolvency law be brought by or against Borrower or any guarantor.

     ASSIGNMENT FOR BENEFIT OF CREDITORS. Should Borrower or any guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

     RECEIVERSHIP. Should a receiver of all or any part of Borrower's property, or the property of any guarantor, be applied for or appointed.

     DISSOLUTION PROCEEDINGS. Should proceedings for the dissolution or appointment of a liquidator of Borrower or any guarantor be commenced.

     FALSE STATEMENTS. Should any representation, warranty, or material statement of Borrower or any guarantor made in connection with the obtaining of the loan evidenced by this Note or any security agreement directly or indirectly securing repayment of this Note, prove to be incorrect or misleading in any respect.

     MATERIAL ADVERSE CHANGE. Should any material adverse change occur in the financial condition of Borrower or any guarantor of this Note or should any material discrepancy exist between the financial statements submitted by Borrower or any guarantor and the actual financial condition of Borrower or such guarantor.

     INSECURITY. Should Lender deem itself to be insecure with regard to repayment of this Note.

LENDER'S RIGHT UPON DEFAULT. Should any one or more default events occur or exist under this Note as provided above, Lender shall have the right, at its sole option, to declare formally this Note to be in default and to accelerate the maturity and insist upon immediate payment in full of the unpaid principal balance then outstanding under this Note, plus accrued interest, together with reasonable attorneys' fees, costs,

02-12-2001                      PROMISSORY NOTE                           PAGE 2
LOAN NO 0001165                    (CONTINUED)
================================================================================

expenses and other fees and charges as provided herein. Lender shall have the further right, again at its sole option, to declare formal default and to accelerate the maturity and to insist upon immediate payment in full of each and every other loan, extension of credit, debt, liability and/or obligation of every nature and kind that Borrower may then owe to Lender, whether direct or indirect or by way of assignment, and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, secured or unsecured, whether Borrower is obligated alone or with others on a "solidary" or "joint and several" basis, as a principal obligor or otherwise, all without further notice or demand, unless Lender shall otherwise elect.

ATTORNEYS' FEES. If Lender refers this Note to an attorney for collection, or files suit against Borrower to collect this Note, or if Borrower files for bankruptcy or other relief from creditors, Borrower agrees to pay Lender's reasonable attorneys' fees in an amount not exceeding 25.000% of the unpaid debt then owing under this Note.

DEPOSIT ACCOUNTS. As collateral security for repayment of this Note and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations that Borrower (or any of them) may now and in the future owe to Lender or incur in Lender's favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account), Borrower is granting Lender a continuing security interest in any and all funds that Borrower may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Borrower further agrees that Lender may at any time apply any funds that Borrower may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder against the unpaid balance of this Note and any and all other present and future indebtedness and obligations that Borrower (or any of them) may then owe to Lender, in principal, interest, fees, costs, expenses, and attorneys' fees.

COLLATERAL. This Note is secured by: Three Merrill Lynch Securities Accounts dated September 12, 2000, executed by Lana Hingle, Two Life Insurance Policy's, and UCC/Accounts Receivable, Inventory and Equipment. Collateral securing other loans with Lender may also secure this Note as the result of cross-collateralization.

ARBITRATION. LENDER AND BORROWER AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS NOTE OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE ARBITRATED PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, UPON REQUEST OF EITHER PARTY. No act to take or dispose of or foreclose upon any collateral securing this Note shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Louisiana Commercial Laws (La. R.S. 10: 9-101, et seq.). Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Note, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Note, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Note shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which may otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

FINANCIAL STATEMENTS. Borrower agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

GOVERNING LAW. Borrower agrees that this Note and the loan evidenced hereby shall be governed under the laws of the State of Louisiana. Specifically, this business or commercial Note is subject to La. R.S. 9:3509 et seq.

YEAR 2000 WARRANTY. Borrower warrants and represents that Borrower has (i) undertaken a detailed inventory, review, and assessment of all areas within its business and operations that could be adversely affected by the failure of the Borrower to be Year 2000 compliant on a timely basis, (ii) developed a detailed plan and timeline for becoming Year 2000 compliant on a timely basis, (iii) implemented and will continue to implement that plan in accordance with the timeline in all material respects, and (iv) evaluated and will continue to evaluate, by written inquiry each of its suppliers, vendors, and customers as to whether such persons will, on a timely basis, be Year 2000 compliant. All hardware, software, and equipment utilized by Borrower in conduct of its business ("System") will record, store, process, and present calendar dates falling on or after January 1, 2000, and all information pertaining to such calendar dates, in the same manner and with the same functionality as the System does respecting calendar dates falling before December 31, 1999. Further, Borrower warrants and represents that the System has or shall have all appropriate century-aware or year 2000 compliant data. Borrower also warrants and represents that the data-related user interface functions, data-fields, and data-related program instructions and functions of the System include or shall include the indication of the century.

ONLINE ADVANCES. In addition to the foregoing methods of requesting advances, if Borrower has enrolled in Regions Online Banking, Borrower may request advances via electronic instructions through Regions Online Banking, subject to the terms of the Regions Online Banking Agreement and Disclosure Statement in effect from time to time, and in such event Borrower agrees that Borrower shall be liable for all sums advanced on this Note through Regions Online Banking notwithstanding the designation herein of a specific party or specific parties for the purpose of requesting advances.

WAIVERS. Borrower and each guarantor of this Note hereby waive demand, presentment for payment, protest, notice of protest and notice of nonpayment, and all pleas of division and discussion, and severally agree that their obligations and liabilities to Lender hereunder shall be on a "solidary" or "joint and several" basis. Borrower and each guarantor further severally agree that discharge or release of any party who is or may be liable to Lender for the indebtedness represented hereby, or the release of any collateral directly or indirectly securing repayment hereof, shall not have the effect of releasing any other party or parties, who shall remain liable to Lender, or of releasing any other collateral that is not expressly released by Lender. Borrower and each guarantor additionally agree that Lender's acceptance of payment other than in accordance with the terms of this Note, or Lender's subsequent agreement to extend or modify such repayment terms, or Lender's failure or delay in exercising any rights or remedies granted to Lender, shall likewise not have the effect of releasing Borrower or any other party or parties from their respective obligations to Lender, or of releasing any collateral that directly or indirectly secures repayment hereof. In addition, any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender shall not have the effect of waiving any of Lender's rights and remedies. Any partial exercise of any rights and/or remedies granted to Lender shall furthermore not be construed as a waiver of any other rights and remedies; it being Borrower's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Borrower and each guarantor further agree that, should any default event occur or exist under this Note, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one default event shall not be construed as a waiver or forbearance as to any other default. Borrower and each guarantor of this Note further agree that any late charges provided for under this Note will not be charges for deferral of time for payment and will not and are not intended to compensate Lender for a grace or cure period, and no such deferral, grace or cure period has or will be granted to Borrower in return for the imposition of any late charge. Borrower recognizes that Borrower's failure to make timely payment of amounts due under this Note will result in damages to Lender, including but not limited to Lender's loss of the use of amounts due, and Borrower agrees that any late charges imposed by Lender hereunder will represent reasonable compensation to Lender for such damages. Failure to pay in full any installment or payment timely when due under this Note, whether or not a late charge is assessed, will remain and shall constitute an Event of Default hereunder.

SUCCESSORS AND ASSIGNS LIABLE. Borrower's and each guarantor's obligations and agreements under this Note shall be binding upon Borrower's and each guarantor's respective successors, heirs, legatees, devisees, administrators, executors and assigns. The rights and remedies granted to Lender under this Note shall inure to the benefit of Lender's successors and assigns, as well as to any subsequent holder or holders of this Note.

CAPTION HEADINGS. Caption headings of the sections of this Note are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Note, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

SEVERABILITY. If any provision of this Note is held to be invalid, illegal or unenforceable by any court, that provision shall be deleted from this Note and the balance of this Note shall be interpreted as if the deleted provision never existed.

PRIOR NOTE. Renewal of your note to us dated September 12, 2000. This does not satisfy or in any way discharge the existing debt under that note, nor does it release any security identified in that note.

 02-12-2001                      PROMISSORY NOTE                         Page 3
 Loan No 0001165                   (Continued)

================================================================================

 PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER.

 BORROWER:

 TORCH OFFSHORE, L.L.C.

 X /s/ LYLE STOCKSTILL
  --------------------
  LYLE STOCKSTILL CEO

================================================================================
Simple. Variable Rate. Line of Credit.    LASER PRO. Reg. U.S. Pat. & T.M. Off.,
Ver. 3.29a (C) Concentrex 2001 All rights reserved. ILA-D20 E3.29 0001165.LN C2.OVLI

[REGIONS BANK LOGO]                 CHECKING DEBIT                DATE   2-13-01
                                                                        --------
                                                                  BANK #     041
                                                                        --------
Name       Torch Offshore                Signature   /s/ Lindy Hall
     -----------------------------------           -----------------------------

--------------------------------------------------------------------------------
                          doc. prep fee - 2mm increase
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 ACCOUNT NUMBER                           AMOUNT
                                  * 4105081238                            $50.00
                              5265172 1 9990 0560



[REGIONS BANK LOGO]                 CHECKING DEBIT                DATE   2-13-01
                                                                        --------
                                                                  BANK #     041
                                                                        --------
Name       Torch Offshore                Signature  /s/ Lindy Hall
     -----------------------------------           -----------------------------

--------------------------------------------------------------------------------
                         commitment fee - 2mm increase
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 ACCOUNT NUMBER                           AMOUNT
                                  * 4105081238                         $10000.00
                              5265171 1 9990 0560

                             [REGIONS(R) BANK LOGO]

                     DISBURSEMENT REQUEST AND AUTHORIZATION

         --------------------------------------------------------------------------------------------
            Principal    Loan Date   Maturity   Loan No  Call  Collateral  Account  Officer  Initials
         $8,000,000.00  02-12-2001  05-12-2001  0001165  590      4635     5439329    L32
         --------------------------------------------------------------------------------------------
          References in the shaded are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
         --------------------------------------------------------------------------------------------

Borrower: TORCH OFFSHORE, L.L.C.        Lender: Regions Bank TIN: 63-0371391
           (TIN: 72-1471586)                    Commercial Lending
          401 WHITNEY AVENUE SUITE 400          301 St. Charles Avenue
          GRETNA, LA 70056-2503                 3rd Floor
                                                New Orleans, LA 70130
================================================================================

LOAN TYPE. This is a Variable Rate (3.000% over London Interbank Offered Rate (LIBOR) for one (1) month contracts as published in the "Money Rates" column of The Wall Street Journal on the last business day of each month, with an effective date of the first calendar day of the following month (such effective date for the initial index for this loan to further serve as the commencement date of the initial rate change period identified below), making an initial rate of 8.625%), Revolving Line of Credit Loan to a Limited Liability Company for $8,000,000.00 due on May 12, 2001. This is a secured renewal of the following described indebtedness: Renewal of your note to us dated September 12, 2000. This does not satisfy or in any way discharge the existing debt under that note, nor does it release any security identified in that note.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

       [ ] Personal, Family, or Household Purposes or Personal Investment.

       [X] Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: increase working capital line of credit.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $8,000,000.00 as follows:

          Undisbursed Funds:                           $3,502,972.11

          Amount paid to others on Borrower's behalf: $4,497,027.89 Lender may retain a portion of certain of these amounts, $4,497,027.89 to Regions
          Bank Show Loan #5439329-0002
                                                       -------------

          Note Principal:                              $8,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

          Prepaid Finance Charges Paid in Cash:        $   10,050.00
               $50.00 Documentation Fee
               $10,000.00 Commitment Fee
                                                       -------------

          Total Charges Paid in Cash:                  $   10,050.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's account numbered 4105081238 the amount of any loan payment. If the funds in the account are insufficient to cover any payment. Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED FEBRUARY 12, 2001.

BORROWER:

TORCH OFFSHORE, L.L.C.

x /s/ Lyle Stockstill CEO
 ------------------------------------------
  LYLE STOCKSTILL CEO

================================================================================

                              COMMERCIAL GUARANTY


PRINCIPAL LOAN DATE MATURITY LOAN NO CALL COLLATERAL ACCOUNT OFFICER INITIALS
                                     590    4635     5439329   L32
--------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  TORCH OFFSHORE, L.L.C.
              (TIN: 72-1471586)             Lender: Regions Bank TIN: 63-0371391
           401 WHITNEY AVENUE SUITE 400             Commercial Lending
           GRETNA, LA 70056-2503                    301 St. Charles Avenue
                                                    3rd Floor
GUARANTOR: TORCH, INC. (TIN: 72-0825211)            New Orleans, LA 70130
           401 WHITNEY AVENUE SUITE 400
           GRETNA, LA 70056
--------------------------------------------------------------------------------
AMOUNT OF GUARANTY. The amount of this Guaranty is Unlimited.

DEFINITIONS. The following terms shall have the following meanings when used in this Agreement:

  AGREEMENT. The word "Agreement" means this Guaranty Agreement as this Agreement may be amended or modified from time to time.

  BORROWER. The word "Borrower" means individually, collectively and interchangeably TORCH OFFSHORE, L.L.C..

  GUARANTOR. The word "Guarantor" means individually, collectively and interchangeably TORCH, INC. (TIN: 72-0825211) and all other persons guaranteeing payment and satisfaction of Borrower's Indebtedness as hereinafter defined.

  INDEBTEDNESS. The word "Indebtedness" means individually, collectively, interchangeably and without limitation any and all present and future loans, loan advances, extensions of credit, obligations and/or liabilities that Borrower may now and/or in the future owe to and/or incur in favor of Lender, whether direct or indirect, or by way of assignment or purchase of a participation interest, and whether absolute or contingent, voluntary or involuntary, determined or undetermined, liquidated or unliquidated, due or to become due, secured or unsecured, and whether Borrower may be liable individually, jointly or solidarily with others, whether primarily or secondarily, or as a guarantor or otherwise, and whether now existing or hereafter arising, of every nature and kind whatsoever, in principal, interest, costs, expenses and attorneys' fees and other fees and charges, including without limitation Borrower's indebtedness and obligations under a certain promissory note in favor of Lender dated February 12, 2001 in the fixed principal amount of U.S. $8,000,000.00. In addition, all interest thereon, costs, expenses, attorneys' fees and other fees and charges related thereto under Borrower's Indebtedness shall be fully guaranteed hereunder.

  LENDER. The word "Lender" means Regions Bank, Commercial Lending TIN:
  63-0371391, its successors and assigns, and any subsequent holder or holders of Borrower's Indebtedness.

GUARANTEE OF BORROWER'S INDEBTEDNESS. Guarantor hereby absolutely and unconditionally agrees to, and by these presents does hereby, guarantee the prompt and punctual payment, performance and satisfaction of any and all of Borrower's present and future Indebtedness in favor of Lender.

CONTINUING GUARANTY. THIS IS A CONTINUING GUARANTY AGREEMENT UNDER WHICH GUARANTOR AGREES TO GUARANTEE PAYMENT OF BORROWER'S PRESENT AND FUTURE INDEBTEDNESS IN FAVOR OF LENDER ON A CONTINUING BASIS. Guarantor's obligations and liability under this Agreement shall be open and continuous in effect. Guarantor intends to and does hereby guarantee at all times the prompt and punctual payment, performance and satisfaction of all of Borrower's present and future Indebtedness in favor of Lender. Accordingly, any payments made on Borrower's Indebtedness will not discharge or diminish the obligations and liability of Guarantor under this Agreement for any remaining and succeeding Indebtedness of Borrower in favor of Lender. To the extent that Guarantor is or may become a Member/Owner of Borrower, Guarantor agrees that, notwithstanding the provisions of La. R.S. 12:1320, Guarantor shall be liable under this Agreement for Borrower's Indebtedness in favor of Lender.

JOINT, SEVERAL AND SOLIDARY LIABILITY. Guarantor's obligations and liability under this Agreement shall be on a "solidary" or "joint and several" basis along with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of Borrower's Indebtedness. In the event that there is more than one Guarantor under this Agreement, or in the event that there are other guarantors, endorsers or sureties of all or any portion of Borrower's Indebtedness, Guarantor's obligations and liability hereunder shall further be on a "solidary" or "joint and several" basis along with such other guarantors, endorsers and/or sureties.

DURATION OF GUARANTY. This Agreement and Guarantor's obligations and liability hereunder shall remain in full force and effect until such time as this Agreement may be cancelled or otherwise terminated by Lender under a written cancellation instrument in favor of Guarantor (subject to the automatic reinstatement provisions hereinbelow). It is anticipated that fluctuations may occur in the aggregate amount of Borrower's Indebtedness guaranteed under this Agreement and it is specifically acknowledged and agreed to by Guarantor that reductions in the amount of Borrower's Indebtedness, even to zero ($0.00) dollars, prior to Lender's written cancellation of this Agreement, shall not constitute or give rise to a termination of this Agreement.

CANCELLATION OF AGREEMENT: EFFECT. Unless otherwise indicated under such a written cancellation instrument, Lender's agreement to terminate or otherwise cancel this Agreement shall affect only, and shall be expressly limited to, Guarantor's continuing obligations and liability to guarantee Borrower's Indebtedness incurred, originated and/or extended (without prior commitment) after the date of such a written cancellation instrument; with Guarantor remaining fully obligated and liable under this Agreement for any and all of Borrower's Indebtedness incurred, originated, extended, or committed to prior to the date of such a written cancellation instrument. Nothing under this Agreement or under any other agreement or understanding by and between Guarantor and Lender, shall in any way obligate, or be construed to obligate, Lender to agree to the subsequent termination or cancellation of Guarantor's obligations and liability hereunder; it being fully understood and agreed to by Guarantor that Lender has and intends to continue to rely on Guarantor's assets, income and financial resources in extending credit and other Indebtedness to and in favor of Borrower, and that to release Guarantor from Guarantor's continuing obligations and liabilities under this Agreement would so prejudice Lender that Lender may, within its sole and uncontrolled discretion and judgment, refuse to release Guarantor from any of its continuing obligations and liability under this Agreement for any reason whatsoever as long as any of Borrower's Indebtedness remains unpaid and outstanding, or otherwise.

DEFAULT. Should any event of default occur or exist under any of Borrower's Indebtedness in favor of Lender, Guarantor unconditionally and absolutely agrees to pay Lender the then unpaid amount of Borrower's Indebtedness, in principal, interest, costs, expenses, attorneys' fees and other fees and charges. Such payment or payments shall be made at Lender's offices indicated above, immediately following demand by Lender.

GUARANTOR'S WAIVERS. Guarantor hereby waives:

  (a) Notice of Lender's acceptance of this Agreement.

  (b) Presentment for payment of Borrower's Indebtedness, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in collection thereof, including any notice of default in payment thereof, or other notice to, or demand for payment thereof, on any party.

  (c) Any right to require Lender to notify Guarantor of any nonpayment relating to any collateral directly or indirectly securing Borrower's Indebtedness, or notice of any action or nonaction on the part of Borrower, Lender, or any other guarantor, surety or endorser of Borrower's Indebtedness, or notice of the creation of any new or additional Indebtedness subject to this Agreement.

  (d) Any rights to demand or require collateral security from the Borrower or any other person as provided under applicable Louisiana law or otherwise.

  (e) Any right to require Lender to notify Guarantor of the terms, time and place of any public or private sale of any collateral directly or indirectly securing Borrower's Indebtedness.

  (f) Any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, or any action in lieu of foreclosure.

  (g) Any election of remedies by Lender that may destroy or impair Guarantor's subrogation rights or Guarantor's right to proceed for reimbursement against Borrower or any other guarantor, surety or endorser of Borrower's Indebtedness, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging Borrower's Indebtedness.

  (h) Any disability or other defense of Borrower, or any other guarantor, surety or endorser, or any other person, or by reason of the cessation from any cause whatsoever, other than payment in full of Borrower's Indebtedness.

  (i) Any statute of limitations or prescriptive period, if at the time an action or suit brought by Lender against Guarantor is commenced, there

02-12-2001                    COMMERCIAL GUARANTY                         Page 2
Loan No 0001165                   (Continued)

================================================================================

         is any outstanding Indebtedness of Borrower to Lender which is barred by any applicable statute of limitations or prescriptive period.

Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences, and that, under the circumstances, such waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law.

GUARANTOR'S SUBORDINATION OF RIGHTS. In the event that Guarantor should for any reason (a) advance or lend monies to Borrower, whether or not such funds are used by Borrower to make payment(s) under Borrower's Indebtedness, and/or (b) make any payment(s) to Lender or others for and on behalf of Borrower under Borrower's Indebtedness, and/or (c) make any payment to Lender in total or partial satisfaction of Guarantor's obligations and liabilities under this Agreement, and/or (d) if any of Guarantor's property is used to pay or satisfy any of Borrower's Indebtedness, Guarantor hereby agrees that any and all rights that Guarantor may have or acquire to collect from or to be reimbursed by Borrower (or from or by any other guarantor, endorser or surety of Burrower's Indebtedness), whether Guarantor's rights of collection or reimbursement arise by way of subrogation to the rights of Lender or otherwise, shall in all respects, whether or not Borrower is presently or subsequently becomes insolvent, be subordinate, inferior and junior to the rights of Lender to collect and enforce payment, performance and satisfaction of Borrower's then remaining Indebtedness, until such time as Borrower's Indebtedness is fully paid and satisfied. In the event of Borrower's insolvency or consequent liquidation of Borrower's assets, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to Borrower's then remaining Indebtedness. Guarantor hereby assigns to Lender all claims which it may have or acquire against Borrower or any assignee or trustee of Borrower in bankruptcy; provided that, such assignment shall be effective only for the purpose of assuring to Lender full payment of Borrower's Indebtedness guaranteed under this Agreement.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) Borrower's Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claims or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C.
section 547(b), or any successor provision of the Federal bankruptcy laws.

GUARANTOR'S RECEIPT OF PAYMENTS. Guarantor further agrees to refrain from attempting to collect and/or enforce any of Guarantor's collection and/or reimbursement rights against Borrower (or against any other guarantor, surety or endorser of Borrower's Indebtedness), arising by way of subrogation or otherwise, until such time as all of Borrower's then remaining Indebtedness in favor of Lender is fully paid and satisfied. In the event that Guarantor should for any reason whatsoever receive any payment(s) from Borrower (or any other guarantor, surety or endorser of Borrower's Indebtedness) that Borrower (or such a third party) may owe to Guarantor for any of the reasons stated above, Guarantor agrees to accept such payment(s) in trust for and on behalf of Lender, advising Borrower (or the third party payee) of such fact. Guarantor further unconditionally agrees to immediately deliver such funds to Lender, with such funds being held by Guarantor over any interim period, in trust for Lender. In the event that Guarantor should for any reason whatsoever receive any such funds from Borrower (or any third party), and Guarantor should deposit such funds in one or more of Guarantor's deposit accounts, no matter where located. Lender shall have the right to attach any and all of Guarantor's deposit accounts in which such funds were deposited, whether or not such funds were commingled with other monies of Guarantor, and whether or not such funds then remain on deposit in such an account or accounts. To this end and to secure Guarantor's obligations under this Agreement, Guarantor collaterally assigns and pledges to Lender, and grants to Lender a continuing security interest in, any and all of Guarantor's present and future rights, title and interest in and to all monies that Guarantor may now and/or in the future maintain on deposit with banks, savings and loan associations and other entities (other than tax deferred accounts with Lender), in which Guarantor may at any time deposit any such funds that may be received from Borrower (or any other guarantor, endorser or surety of Borrower's Indebtedness) in favor of Lender.

DEPOSIT ACCOUNTS. As collateral security for repayment of Guarantor's obligations hereunder and under any additional guaranties previously granted or to be granted by Guarantor in the future, and additionally as collateral security for any present and future indebtedness of Guarantor in favor of Lender (with the exception of any indebtedness under a consumer credit card account), Guarantor is granting Lender a continuing security interest in any and all funds that Guarantor may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Guarantor is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Guarantor further agrees that Lender may at any time apply any funds that Guarantor may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Guarantor is an account holder against the unpaid balance of any and all other present and future obligations and indebtedness of Guarantor to Lender, in principal, interest, fees, costs, expenses, and attorneys' fees.

ADDITIONAL COVENANTS. Guarantor agrees that Lender may, at its sole option, at any time, and from time to time, without the consent of or notice to Guarantor, or any of them, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without impairing or releasing any of Guarantor's obligations or liabilities under this Agreement:

         (a) Make additional secured and/or unsecured loans to Borrower.

         (b) Discharge, release or agree not to sue any party (including, but not limited to, Borrower or any other guarantor, surety, or endorser or Borrower's Indebtedness), who is or may be liable to Lender for any of Borrower's Indebtedness.

         (c) Sell, exchange, release, surrender, realize upon, or otherwise deal with, in any manner and in any order, any collateral directly or indirectly securing repayment of any of Borrower's Indebtedness.

         (d) Alter, renew, extend, accelerate, or otherwise change the manner, place, terms and/or times of payment or other terms of Borrower's Indebtedness, or any part thereof, including any increase or decrease in the rate or rates of interest on any of Borrower's Indebtedness.

         (e) Settle or compromise any of Borrower's Indebtedness.

         (f) Subordinate and/or agree to subordinate the payment of all or any part of Borrower's Indebtedness, or Lender's security rights in any collateral directly or indirectly securing any such Indebtedness, to the payment and/or security rights of any other present and/or future creditors of Borrower.

         (g) Apply any payments and/or proceeds to any of Borrower's Indebtedness in such priority or with such preferences as Lender may determine in its sole discretion, regardless of which of Borrower's Indebtedness then remains unpaid.

         (h) Take or accept any other collateral security or guaranty for any or all of Borrower's Indebtedness.

         (i) Enter into, deliver, modify, amend, or waive compliance with, any instrument or arrangement evidencing, securing or otherwise affecting, all or any part of Borrower's Indebtedness.

NO IMPAIRMENT OF GUARANTOR'S OBLIGATIONS. No course of dealing between Lender and Borrower (or any other guarantor, surety or endorser of Borrower's Indebtedness), nor any failure or delay on the part of Lender to exercise any of Lender's rights and remedies under this Agreement or any other agreement or agreements by and between Lender and Borrower (or any other guarantor, surety or endorser), shall have the effect of impairing or releasing Guarantor's obligations and liabilities to Lender, or of waiving any of Lender's rights and remedies under this Agreement or otherwise. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies; it being Guarantor's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Guarantor further agrees that, should Borrower default under any of its Indebtedness, any waiver or forbearance on the part of Lender to pursue Lender's available rights and remedies shall be binding upon Lender only to the extent that Lender specifically agrees to such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one event of default shall not constitute a waiver of forbearance as to any other default.

NO RELEASE OF GUARANTOR. Guarantor's obligations and liabilities under this Agreement shall not be released, impaired, reduced, or otherwise affected by, and shall continue in full force and effect notwithstanding the occurrence of any event, including without limitations any one or more of the following events:

         (a) The death, insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution, or lack of authority (whether corporate, partnership or trust) of Borrower (or any person acting on Borrower's behalf), or of any other guarantor, surety or endorser of Borrower's Indebtedness.

         (b) Any payment by Borrower, or any other party, to Lender that is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or any such amounts or payment which, for any reason, Lender is required to refund or repay to Borrower or to any other person.

         (c) Any dissolution of Borrower, or any sale, lease or transfer of all or any part of Borrower's assets.

         (d) Any failure of Lender to notify Guarantor of the making of additional loans or other extensions of credit in reliance on this Agreement.

AUTOMATIC REINSTATEMENT. This Agreement and Guarantor's obligations and liabilities hereunder shall continue to be effective, and/or shall automatically and retroactively be reinstated, if a release or discharge has occurred, or if at any time, any payment or part thereof to Lender with respect to any of Borrower's Indebtedness, is rescinded or must otherwise be restored by Lender pursuant to any insolvency, bankruptcy, reorganization, receivership, or any other debt relief granted to Borrower or to any other party to Borrower's Indebtedness or any such security therefor. In the event that Lender must rescind or restore any payment received in total or partial satisfaction of Borrower's Indebtedness, any

02-12-2001                    COMMERCIAL GUARANTY                         PAGE 3
LOAN NO 0001165                   (CONTINUED)
--------------------------------------------------------------------------------

prior release or discharge from the terms of this Agreement given to Guarantor shall be without effect, and this Agreement and Guarantor's obligations and liabilities hereunder shall automatically and retroactively be renewed and/or reinstated and shall remain in full force and effect to the same degree and extent as if such a release or discharge had never been granted. It is the intention of Lender and Guarantor that Guarantor's obligations and liabilities hereunder shall not be discharged except by Guarantor's full and complete performance and satisfaction of such obligations and liabilities; and then only to the extent of such performance.

LEGAL EXISTENCE. Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana. Guarantor is duly qualified and in good standing as a foreign corporation in each jurisdiction where in the nature of the business transacted and the property owned by Guarantor makes such qualification necessary. Guarantor's guaranty of Borrower's Indebtedness and this Agreement does not violate Guarantor's Articles of incorporation or Bylaws. Guarantor has taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement.

REPRESENTATIONS AND WARRANTIES BY GUARANTOR. Guarantor represents and warrants that:

     (a) Guarantor has the lawful power to own its properties and to engage in its business as presently conducted.

     (b) Guarantor's guaranty of Borrower's Indebtedness and Guarantor's execution, delivery and performance of this Agreement are not in violation of any laws and will not result in a default under any contract, agreement, or instrument to which Guarantor is a party, or by which Guarantor or its property may be bound.

     (c) Guarantor has agreed and consented to execute this Agreement and to guarantee Borrower's Indebtedness in favor of Lender, at Borrower's request and not at the request of Lender.

     (d) Guarantor will receive and/or has received a direct or indirect material benefit from the transactions contemplated herein and/or arising out of Borrower's Indebtedness.

     (e) This Agreement, when executed and delivered to Lender, will constitute a valid, legal and binding obligation of Guarantor, enforceable in accordance with its terms.

     (f) Guarantor has established adequate means of obtaining information from Borrower on a continuing basis regarding Borrower's financial condition.

     (g) Lender has made no representations to Guarantor as to the creditworthiness of Borrower.

ADDITIONAL OBLIGATIONS OF GUARANTOR. So long as this Agreement remains in effect, Guarantor has not and will not, without Lender's prior written consent, sell, lease, assign, pledge, hypothecate, encumber, transfer, or otherwise dispose of all or substantially all of Guarantor's assets. Guarantor agrees to keep adequately informed of any facts, events or circumstances which might in any way affect Guarantor's risks under this Agreement. Guarantor further agrees that Lender shall have no obligation to disclose to Guarantor any information or material relating to Borrower or Borrower's Indebtedness.

ADDITIONAL DOCUMENTS; FINANCIAL STATEMENTS. Upon the reasonable request of Lender, Guarantor will, at any time, and from time to time, execute and deliver to Lender any and all such financial instruments and documents, and supply such additional information, as may be necessary or advisable in the opinion of Lender to obtain the full benefits of this Agreement. Guarantor further agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

TRANSFER OF INDEBTEDNESS. This Agreement is for the benefit of Lender and for such other person or persons as may from time to time become or be the holders of all or any part of Borrower's Indebtedness. This Agreement shall be transferrable and negotiable with the same force and effect and to the same extent as Borrower's Indebtedness may be transferrable; it being understood and agreed to by Guarantor that, upon any transfer or assignment of all or any part of Borrower's Indebtedness, the holder of such Indebtedness shall have all of the rights and remedies granted to Lender under this Agreement. Guarantor further agrees that, upon any transfer of all or any portion of Borrower's Indebtedness, Lender may transfer and deliver any and all collateral securing repayment of such Indebtedness (including, but not limited to, any collateral provided by Guarantor) to the transferee of such Indebtedness, and such collateral shall secure any and all of Borrower's Indebtedness in favor of such a transferee. Guarantor additionally agrees that, after any such transfer or assignment has taken place, Lender shall be fully discharged from any and all liability and responsibility to Borrower and Guarantor with respect to such collateral, and the transferee thereafter shall be vested with all the powers and rights with respect to such collateral.

CONSENT TO PARTICIPATION. Guarantor recognizes and agrees that Lender may, from time to time, one or more times, transfer all or any part of Borrower's Indebtedness through sales of participation interests in such Indebtedness to one or more third party lenders. Guarantor specifically agrees and consents to all such transfers and assignments, and Guarantor further waives any subsequent notice of such transfers and assignments as may be provided under Louisiana law. Guarantor additionally agrees that the purchaser of a participation interest in Borrower's Indebtedness will be considered as the absolute owner of a percentage interest of such Indebtedness and that such a purchaser will have all of the rights granted under any participation agreement governing the sale of such a participation interest. Guarantor waives any rights of offset that Guarantor may have against Lender and/or any purchaser of such a participation interest, and Guarantor unconditionally agrees that either Lender or such a purchaser may enforce Guarantor's obligations and liabilities under this Agreement, irrespective of the failure or insolvency of Lender or any such purchaser.

NOTICES. Any notice provided in this Agreement must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. mail, postage prepaid, addressed to the person to whom the notice is to be given at the address shown above or at such other addresses as any party may designate to the other in writing. If there is more than one Guarantor under this Agreement, notice to any Guarantor shall constitute notice to all Guarantors.

ADDITIONAL GUARANTIES. Guarantor recognizes and agrees that Guarantor may have previously granted, and may in the future grant, one or more additional guaranties of Borrower's Indebtedness in favor of Lender. Should this occur, the execution of this Agreement and any additional guaranties on the part of Guarantor will not be construed as a cancellation of this Agreement or any of Guarantor's additional guaranties; it being Guarantor's full intent and agreement that all such guaranties of Borrower's Indebtedness in favor of Lender shall remain in full force and effect and shall be cumulative in nature and effect.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

     AMENDMENT. No amendment, modification, consent or waiver of any provision of this Agreement, and no consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only as to the specific instance and for the specific purpose for which given.

     APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the State of Louisiana. This Guaranty shall be governed by and construed in accordance with the laws of the State of Louisiana.

     CAPTION HEADINGS. Caption headings of the sections of this Agreement are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Agreement, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

     SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Agreement shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

     SUCCESSORS AND ASSIGNS BOUND. Guarantor's obligations and liabilities under this Agreement shall be binding upon Guarantor's successors, heirs, legatees, devisees, administrators, executors and assigns.

     WAIVE JURY. Guarantor and Lender hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either against the other.

                              COMMERCIAL GUARANTY
                                  (Continued)
02-12-2001                                                               Page 4
Loan No 0001165
===============================================================================
EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED FEBRUARY 12, 2001.

GUARANTOR:

TORCH, INC. (TIN: 72-0825211)

BY: /s/ Lyle Stockstill                 By: /s/ Lana Hingle Stockstill
   ------------------------                 ---------------------------------
   LYLE STOCKSTILL, CEO                     LANA HINGLE STOCKSTILL, Secretary
===============================================================================
LASER PRO. Reg. U.S. Pat. & T.M. Dff., Ver 3.29a(C) Concentrex 2001 All rights reserved (LA-E20 E3.29 F3.29 0001165.LN C2.OVL)

                              COMMERCIAL GUARANTY

Principal      Loan Date      Maturity       Loan No.       Call      Collateral     Account        Officer   Initials
                                                            590       4635           5439329        L32

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:      TORCH OFFSHORE, L.L.C. (TIN: 72-1471586)        Lender: Regions Bank TIN: 63-0371391
               401 WHITNEY AVENUE SUITE 400                            Commercial Lending
               GRETNA, LA 70056-2503                                   301 St. Charles Avenue
                                                                       3rd Floor
                                                                       New Orleans, LA 70130
Guarantor:     LYLE STOCKSTILL (SSN:###-##-####)
               401 WHITNEY AVENUE SUITE 400
               GRETNA, LA 70056

================================================================================

AMOUNT OF GUARANTY. The amount of this Guaranty is Unlimited.

DEFINITIONS. The following terms shall have the following meanings when used in this Agreement.

     AGREEMENT. The word "Agreement" means this Guaranty Agreement as this Agreement may be amended or modified from time to time.

     BORROWER. The word "Borrower" means individually, collectively and interchangeably TORCH OFFSHORE, L.L.C.

     GUARANTOR. The word "Guarantor" means individually, collectively and interchangeably LYLE STOCKSTILL (SSN:###-##-####) and all other persons guaranteeing payment and satisfaction of Borrower's Indebtedness as hereinafter defined.

     INDEBTEDNESS. The word "Indebtedness" means individually, collectively, interchangeably and without limitation any and all present and future loans, loan advances, extensions of credit, obligations and/or liabilities that Borrower may now and/or in the future owe to and/or incur in favor of Lender, whether direct or indirect, or by way of assignment or purchase of a participation interest, and whether absolute or contingent, voluntary or involuntary, determined or undetermined, liquidated or unliquidated, due or to become due, secure or unsecured, and whether Borrower may be liable individually, jointly or solidarily with others, whether primarily or secondarily, or as a guarantor or otherwise, and whether now existing or hereafter arising, of every nature and kind whatsoever, in principal, interest, costs, expenses and attorneys' fees and other fees and charges, including without limitation Borrower's indebtedness and obligations under a certain promissory note in favor of Lender dated February 12, 2001 in the fixed principal amount of U.S. $8,000,000.00. In addition, all interest thereon, costs, expenses, attorneys' fees and other fees and charges related thereto under Borrower's Indebtedness shall be fully guaranteed hereunder.

     LENDER. The word "Lender" means Regions Bank, Commercial Lending TIN:
     63-0371391, its successors and assigns, and any subsequent holder or holders of Borrower's Indebtedness.

GUARANTEE OF BORROWER'S INDEBTEDNESS. Guarantor hereby absolutely and unconditionally agrees to, and by these presents does hereby, guarantee the prompt and punctual payment, performance and satisfaction of any and all of Borrower's present and future Indebtedness in favor of Lender.

CONTINUING GUARANTY. THIS IS A CONTINUING GUARANTY AGREEMENT UNDER WHICH GUARANTOR AGREES TO GUARANTEE PAYMENT OF BORROWER'S PRESENT AND FUTURE INDEBTEDNESS IN FAVOR OF LENDER ON A CONTINUING BASIS. Guarantor's obligations and liability under this Agreement shall be open and continuous in effect. Guarantor intends to and does hereby guarantee at all times the prompt and punctual payment, performance and satisfaction of all of Borrower's present and future indebtedness in favor of Lender. Accordingly, any payments made on Borrower's Indebtedness will not discharge or diminish the obligations and liability of Guarantor under this Agreement for any remaining and succeeding Indebtedness of Borrower in favor of Lender. To the extent that Guarantor is or may become a Member/Owner of Borrower, Guarantor agrees that, notwithstanding the provisions of La. R.S. 12:1320, Guarantor shall be liable under this Agreement for Borrower's Indebtedness in favor of Lender.

JOINT, SEVERAL AND SOLIDARY LIABILITY. Guarantor's obligations and liability under this Agreement shall be on a "solidary" or "joint and several" basis along with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of Borrower's Indebtedness. In the event that there is more than one Guarantor under this Agreement, or in the event that there are other guarantors, endorsers or sureties of all or any portion of Borrower's Indebtedness, Guarantor's obligations and liability hereunder shall further be on a "solidary" or "joint and several" basis along with such other guarantors, endorsers and/or sureties.

DURATION OF GUARANTY. This Agreement and Guarantor's obligations and liability hereunder shall remain in full force and effect until such time as this Agreement may be cancelled or otherwise terminated by Lender under a written cancellation instrument in favor of Guarantor (subject to the automatic reinstatement provisions hereinbelow). It is anticipated that fluctuations may occur in the aggregate amount of Borrower's Indebtedness guaranteed under this Agreement and it is specifically acknowledged and agreed to by Guarantor that reductions in the amount of Borrower's Indebtedness, even to zero ($0.00) dollars, prior to Lender's written cancellation of this Agreement, shall not constitute or give rise to a termination of this Agreement.

CANCELLATION OF AGREEMENT; EFFECT. Unless otherwise indicated under such a written cancellation instrument, Lender's agreement to terminate or otherwise cancel this Agreement shall affect only, and shall be expressly limited to, Guarantor's continuing obligations and liability to guarantee Borrower's Indebtedness incurred, originated and/or extended (without prior commitment) after the date of such a written cancellation instrument; with Guarantor remaining fully obligated and liable under this Agreement for any and all of Borrower's Indebtedness incurred, originated, extended, or committed to prior to the date of such a written cancellation instrument. Nothing under this Agreement or under any other agreement or understanding by and between Guarantor and Lender, shall in any way obligate, or be construed to obligate, Lender to agree to the subsequent termination or cancellation of Guarantor's obligations and liability hereunder; it being fully understood and agreed to by Guarantor that Lender has and intends to continue to rely on Guarantor's assets, income and financial resources in extending credit and other Indebtedness to and in favor or Borrower, and that to release Guarantor from Guarantor's continuing obligations and liabilities under this Agreement would so prejudice Lender that Lender may, within its sole and uncontrolled discretion and judgment, refuse to release Guarantor from any of its continuing obligations and liability under this Agreement for any reason whatsoever as long as any of Borrower's Indebtedness remains unpaid and outstanding, or otherwise.

DEFAULT. Should any event of default occur or exist under any of Borrower's Indebtedness in favor of Lender, Guarantor unconditionally and absolutely agrees to pay Lender the then unpaid amount of Borrower's Indebtedness, in principal, interest, costs, expenses, attorneys' fees and other fees and charges. Such payment or payments shall be made at Lender's offices indicated above, immediately following demand by Lender.

GUARANTOR'S WAIVERS. Guarantor hereby waives:

     (a) Notice of Lender's acceptance of this Agreement.

     (b) Presentment for payment of Borrower's Indebtedness, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in collection thereof, including any notice of default in payment thereof, or other notice to, or demand for payment thereof, on any party.

     (c) Any right to require Lender to notify Guarantor of any nonpayment relating to any collateral directly or indirectly securing Borrower's Indebtedness, or notice of any action or nonaction on the part of Borrower, Lender, or any other guarantor, surety or endorser of Borrower's Indebtedness, or notice of the creation of any new or additional Indebtedness subject to this Agreement.

     (d) Any rights to demand or require collateral security from the Borrower or any other person as provided under applicable Louisiana law or otherwise.

     (e) Any right to require Lender to notify Guarantor of the terms, time and place of any public or private sale of any collateral directly or indirectly securing Borrower's Indebtedness.

     (f) Any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, or any action in lieu of foreclosure.

     (g) Any election of remedies by Lender that may destroy or impair Guarantor's subrogation rights or Guarantor's right to proceed for reimbursement against Borrower or any other guarantor, surety or endorser of Borrower's Indebtedness, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging Borrower's Indebtedness.

     (h) Any disability or other defense of Borrower, or any other guarantor, surety or endorser, or any other person, or by reason of the cessation from any cause whatsoever, other than payment in full of Borrower's Indebtedness.

     (i) Any statute of limitations or prescriptive period, if at the time an action or suit brought by Lender against Guarantor is commenced, there

02-12-2001                    COMMERCIAL GUARANTY                         Page 2
Loan No 0001165                    (Continued)

================================================================================

     is any outstanding indebtedness of Borrower to Lender which is barred by any applicable statute of limitations or prescriptive period.

Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences, and that, under the circumstances, such waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law.

GUARANTOR'S SUBORDINATION OF RIGHTS. In the event that Guarantor should for any reason (a) advance or lend monies to Borrower, whether or not such funds are used by Borrower to make payment(s) under Borrower's Indebtedness, and/or (b) make any payment(s) to Lender or others for and on behalf of Borrower under Borrower's Indebtedness, and/or (c) make any payment to Lender in total or partial satisfaction of Guarantor's obligations and liabilities under this Agreement, and/or (d) if any of Guarantor's property is used to pay or satisfy any of Borrower's Indebtedness, Guarantor hereby agrees that any and all rights that Guarantor may have or acquire to collect from or to be reimbursed by Borrower (or from or by any other guarantor, endorser or surety of Borrower's Indebtedness), whether Guarantor's rights of collection or reimbursement arise by way of subrogation to the rights of Lender or otherwise, shall in all respects, whether or not Borrower is presently or subsequently becomes insolvent, be subordinate, inferior and junior to the rights of Lender to collect and enforce payment, performance and satisfaction of Borrower's then remaining Indebtedness, until such time as Borrower's Indebtedness is fully paid and satisfied. In the event of Borrower's insolvency or consequent liquidation of Borrower's assets, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to Borrower's then remaining Indebtedness. Guarantor hereby assigns to Lender all claims which it may have or acquire against Borrower or any assignee or trustee of Borrower in bankruptcy; provided that, such assignment shall be effective only for the purpose of assuring to Lender full payment of Borrower's Indebtedness guaranteed under this Agreement.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) Borrower's Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

GUARANTOR'S RECEIPT OF PAYMENTS. Guarantor further agrees to refrain from attempting to collect and/or enforce any of Guarantor's collection and/or reimbursement rights against Borrower (or against any other guarantor, surety or endorser of Borrower's Indebtedness), arising by way of subrogation or otherwise, until such time as all of Borrower's then remaining Indebtedness in favor of Lender is fully paid and satisfied. In the event that Guarantor should for any reason whatsoever receive any payment(s) from Borrower (or any other guarantor, surety or endorser of Borrower's Indebtedness) that Borrower (or such a third party) may owe to Guarantor for any of the reasons stated above, Guarantor agrees to accept such payment(s) in trust for and on behalf of Lender, advising Borrower (or the third party payee) of such fact. Guarantor further unconditionally agrees to immediately deliver such funds to Lender, with such funds being held by Guarantor over any interim period, in trust for Lender. In the event that Guarantor should for any reason whatsoever receive any such funds from Borrower (or any third party), and Guarantor should deposit such funds in one or more of Guarantor's deposit accounts, no matter where located, Lender shall have the right to attach any and all of Guarantor's deposit accounts in which such funds were deposited, whether or not such funds were commingled with other monies of Guarantor, and whether or not such funds then remain on deposit in such an account or accounts. To this end and to secure Guarantor's obligations under this Agreement, Guarantor collaterally assigns and pledges to Lender, and grants to Lender a continuing security interest in, any and all of Guarantor's present and future rights, title and interest in and to all monies that Guarantor may now and/or in the future maintain on deposit with banks, savings and loan associations and other entities (other than tax deferred accounts with Lender), in which Guarantor may at any time deposit any such funds that may be received from Borrower (or any other guarantor, endorser or surety of Borrower's Indebtedness) in favor of Lender.

DEPOSIT ACCOUNTS. As collateral security for repayment of Guarantor's obligations hereunder and under any additional guaranties previously granted or to be granted by Guarantor in the future, and additionally as collateral security for any present and future indebtedness of Guarantor in favor of Lender (with the exception of any indebtedness under a consumer credit card account), Guarantor is granting Lender a continuing security interest in any and all funds that Guarantor may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Guarantor is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Guarantor further agrees that Lender may at any time apply any funds that Guarantor may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Guarantor is an account holder against the unpaid balance of any and all other present and future obligations and indebtedness of Guarantor to Lender, in principal, interest, fees, costs, expenses, and attorneys' fees.

ADDITIONAL COVENANTS. Guarantor agrees that Lender may, at its sole option, at any time, and from time to time, without the consent of or notice to Guarantor, or any of them, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without impairing or releasing any of Guarantor's obligations or liabilities under this Agreement:

     (a)  Make additional secured and/or unsecured loans to Borrower.

     (b) Discharge, release or agree not to sue any party (including, but not limited to, Borrower or any other guarantor, surety, or endorser of Borrower's Indebtedness), who is or may be liable to Lender for any of Borrower's Indebtedness.

     (c) Sell, exchange, release, surrender, realize upon, or otherwise deal with, in any manner and in any order, any collateral directly or indirectly securing repayment of any of Borrower's Indebtedness.

     (d) Alter, renew, extend, accelerate, or otherwise change the manner, place, terms and/or times of payment or other terms of Borrower's Indebtedness, or any part thereof, including any increase or decrease in the rate or rates of interest on any of Borrower's Indebtedness.

     (e) Settle or compromise any of Borrower's Indebtedness.

     (f) Subordinate and/or agree to subordinate the payment of all or any part of Borrower's Indebtedness, or Lender's security rights in any collateral directly or indirectly securing any such Indebtedness, to the payment and/or security rights of any other present and/or future creditors of Borrower.

     (g) Apply any payments and/or proceeds to any of Borrower's Indebtedness in such priority or with such preferences as Lender may determine in its sole discretion, regardless of which of Borrower's Indebtedness then remains unpaid.

     (h) Take or accept any other collateral security or guaranty for any or all of Borrower's Indebtedness.

     (i) Enter into, deliver, modify, amend, or waive compliance with, any instrument or arrangement evidencing, securing or otherwise affecting, all or any part of Borrower's Indebtedness.

NO IMPAIRMENT OF GUARANTOR'S OBLIGATIONS. No course of dealing between Lender and Borrower (or any other guarantor, surety or endorser of Borrower's Indebtedness), nor any failure or delay on the part of Lender to exercise any of Lender's rights and remedies under this Agreement or any other agreement or agreements by and between Lender and Borrower (or any other guarantor, surety or endorser), shall have the effect of impairing or releasing Guarantor's obligations and liabilities to Lender, or of waiving any of Lender's rights and remedies under this Agreement or otherwise. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies; it being Guarantor's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Guarantor further agrees that, should Borrower default under any of its Indebtedness, any waiver or forbearance on the part of Lender to pursue Lender's available rights and remedies shall be binding upon Lender only to the extent that Lender specifically agrees to such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one event of default shall not constitute a waiver or forbearance as to any other default.

NO RELEASE OF GUARANTOR. Guarantor's obligations and liabilities under this Agreement shall not be released, impaired, reduced, or otherwise affected by, and shall continue in full force and effect notwithstanding the occurrence of any event, including without limitation any one or more of the following events:

     (a) The death, insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution, or lack of authority (whether corporate, partnership or trust) of Borrower (or any person acting on Borrower's behalf), or of any other guarantor, surety or endorser of Borrower's Indebtedness.

     (b) Any payment by Borrower, or any other party, to Lender that is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or any such amounts or payment which, for any reason, Lender is required to refund or repay to Borrower or to any other person.

     (c) Any dissolution of Borrower, or any sale, lease or transfer of all or any part of Borrower's assets.

     (d) Any failure of Lender to notify Guarantor of the making of additional loans or other extensions of credit in reliance on this Agreement.

AUTOMATIC REINSTATEMENT. This Agreement and Guarantor's obligations and liabilities hereunder shall continue to be effective, and/or shall automatically and retroactively be reinstated, if a release or discharge has occurred, or if at any time, any payment or part thereof to Lender with respect to any of Borrower's Indebtedness, is rescinded or must otherwise be restored by Lender pursuant to any insolvency, bankruptcy, reorganization, receivership, or any other debt relief granted to Borrower or to any other party to Borrower's Indebtedness or any such security therefor. In the event that Lender must rescind or restore any payment received in total or partial satisfaction of Borrower's Indebtedness, any

02-12-2001                      COMMERCIAL GUARANTY                       Page 3
Loan No 0001165                     (Continued)
================================================================================
prior release or discharge from the terms of this Agreement given to Guarantor shall be without effect, and this Agreement and Guarantor's obligations and liabilities hereunder shall automatically and retroactively be renewed and/or reinstated and shall remain in full force and effect to the same degree and extent as if such a release or discharge had never been granted. It is the intention of Lender and Guarantor that Guarantor's obligations and liabilities hereunder shall not be discharged except by Guarantor's full and complete performance and satisfaction of such obligations and liabilities; and then only to the extent of such performance.

REPRESENTATIONS AND WARRANTIES BY GUARANTOR. Guarantor represents and warrants that:

     (a) Guarantor has the lawful power to own its properties and to engage in its business as presently conducted.

     (b) Guarantor's guaranty of Borrower's Indebtedness and Guarantor's execution, delivery and performance of this Agreement are not in violation of any laws and will not result in a default under any contract, agreement, or instrument to which Guarantor is a party, or by which Guarantor or its property may be bound.

     (c) Guarantor has agreed and consented to execute this Agreement and to guarantee Borrower's Indebtedness in favor of Lender, at Borrower's request and not at the request of Lender.

     (d) Guarantor will receive and/or has received a direct or indirect material benefit from the transactions contemplated herein and/or arising out of Borrower's Indebtedness.

     (e) This Agreement, when executed and delivered to Lender, will constitute a valid, legal and binding obligation of Guarantor, enforceable in accordance with its terms.

     (f) Guarantor has established adequate means of obtaining information from Borrower on a continuing basis regarding Borrower's financial condition.

     (g) Lender has made no representations to Guarantor as to the creditworthiness of Borrower.

ADDITIONAL OBLIGATIONS OF GUARANTOR. So long as this Agreement remains in effect, Guarantor has not and will not, without Lender's prior written consent, sell, lease, assign, pledge, hypothecate, encumber, transfer, or otherwise dispose of all or substantially all of Guarantor's assets. Guarantor agrees to keep adequately informed of any facts, events or circumstances which might in any way affect Guarantor's risks under this Agreement. Guarantor further agrees that Lender shall have no obligation to disclose to Guarantor any information or material relating to Borrower or Borrower's Indebtedness.

ADDITIONAL DOCUMENTS; FINANCIAL STATEMENTS. Upon the reasonable request of Lender, Guarantor will, at any time, and from time to time, execute and deliver to Lender any and all such financial instruments and documents, and supply such additional information, as may be necessary or advisable in the opinion of Lender to obtain the full benefits of this Agreement. Guarantor further agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

TRANSFER OF INDEBTEDNESS. This Agreement is for the benefit of Lender and for such other person or persons as may from time to time become or be the holders of all or any part of Borrower's Indebtedness. This Agreement shall be transferrable and negotiable with the same force and effect and to the same extent as Borrower's Indebtedness may be transferrable; it being understood and agreed to by Guarantor that, upon any transfer or assignment of all or any part of Borrower's Indebtedness, the holder of such Indebtedness shall have all of the rights and remedies granted to Lender under this Agreement. Guarantor further agrees that, upon any transfer of all or any portion of Borrower's Indebtedness, Lender may transfer and deliver any and all collateral securing repayment of such Indebtedness (including, but not limited to, any collateral provided by Guarantor) to the transferee of such Indebtedness, and such collateral shall secure any and all of Borrower's Indebtedness in favor of such a transferee. Guarantor additionally agrees that, after any such transfer or assignment has taken place, Lender shall be fully discharged from any and all liability and responsibility to Borrower and Guarantor with respect to such collateral, and the transferee thereafter shall be vested with all the powers and rights with respect to such collateral.

CONSENT TO PARTICIPATION. Guarantor recognizes and agrees that Lender may, from time to time, one or more times, transfer all or any part of Borrower's Indebtedness through sales of participation interests in such Indebtedness to one or more third party lenders. Guarantor specifically agrees and consents to all such transfers and assignments, and Guarantor further waives any subsequent notice of such transfers and assignments as may be provided under Louisiana law. Guarantor additionally agrees that the purchaser of a participation interest in Borrower's Indebtedness will be considered as the absolute owner of a percentage interest of such Indebtedness and that such a purchaser will have all of the rights granted under any participation agreement governing the sale of such a participation interest. Guarantor waives any rights of offset that Guarantor may have against Lender and/or any purchaser of such a participation interest, and Guarantor unconditionally agrees that either Lender or such a purchaser may enforce Guarantor's obligations and liabilities under this Agreement, irrespective of the failure or insolvency of Lender or any such purchaser.

NOTICES. Any notice provided in this Agreement must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. mail, postage prepaid, addressed to the person to whom the notice is to be given at the address shown above or at such other addresses as any party may designate to the other in writing. If there is more than one Guarantor under this Agreement, notice to any Guarantor shall constitute notice to all Guarantors.

ADDITIONAL GUARANTIES. Guarantor recognizes and agrees that Guarantor may have previously granted, and may in the future grant, one or more additional guaranties of Borrower's Indebtedness in favor of Lender. Should this occur, the execution of this Agreement and any additional guaranties on the part of Guarantor will not be construed as a cancellation of this Agreement or any of Guarantor's additional guaranties; it being Guarantor's full intent and agreement that all such guaranties of Borrower's Indebtedness in favor of Lender shall remain in full force and effect and shall be cumulative in nature and effect.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

     AMENDMENT. No amendment, modification, consent or waiver of any provision of this Agreement, and no consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only as to the specific instance and for the specific purpose for which given.

     APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the State of Louisiana. This Guaranty shall be governed by and construed in accordance with the laws of the State of Louisiana.

     CAPTION HEADINGS. Caption headings of the sections of this Agreement are for convenience purposes only and are not bo be used to interpret or to define their provisions. In this Agreement, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

     SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Agreement shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

     SUCCESSORS AND ASSIGNS BOUND. Guarantor's obligations and liabilities under this Agreement shall be binding upon Guarantor's successors, heirs, legatees, devisees, administrators, executors and assigns.

     WAIVE JURY. Guarantor and Lender hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either against the other.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED FEBRUARY 12, 2001.

GUARANTOR:

X /s/ Lyle Stockstill
  ----------------------------------
  LYLE STOCKSTILL (SSN: ###-##-####)

================================================================================
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver, 3.29a(C) Concentrex 2001 All rights reserved. ILA-E20 E3.29 0001165.LN C2.OVLI

                              COMMERCIAL GUARANTY

Principal      Loan Date      Maturity      Loan No      Call      Collateral      Account      Officer      Initials
---------      ---------      --------      -------      ----      ----------      -------      -------      --------
                                                         590          4635         5439329        L32

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER: TORCH OFFSHORE, L.L.C. (TIN: 72-1471586)          LENDER: Regions Bank TIN: 63-0371391
          401 WHITNEY AVENUE SUITE 400                              Commercial Lending
          GRETNA, LA 70056-2503                                     301 St. Charles Avenue
                                                                    3rd Floor
                                                                    New Orleans, LA 70130

GUARANTOR: LANA HINGLE STOCKSTILL (SSN: ###-##-####)
           1808 ENGINEERS ROAD
           BELLE CHASSE, LA 70037

AMOUNT OF GUARANTY. THE AMOUNT OF THIS GUARANTY IS UNLIMITED.

DEFINITIONS. The following terms shall have the following meanings when used in this Agreement:

     AGREEMENT. The word "Agreement" means this Guaranty Agreement as this Agreement may be amended or modified from time to time.

     BORROWER. The word "Borrower" means individually, collectively and interchangeably TORCH OFFSHORE, L.L.C..

     GUARANTOR. The word "Guarantor" means individually, collectively and interchangeably LANA HINGLE STOCKSTILL (SSN: ###-##-####) and all other persons guaranteeing payment and satisfaction of Borrower's Indebtedness as hereinafter defined.

     INDEBTEDNESS. The word "Indebtedness" means individually, collectively, interchangeably and without limitation any and all present and future loans, loan advances, extensions of credit, obligations and/or liabilities that Borrower may now and/or in the future owe to and/or incur in favor of Lender, whether direct or indirect, or by way of assignment or purchase of a participation interest, and whether absolute or contingent, voluntary or involuntary, determined or undetermined, liquidated or unliquidated, due or to become due, secured or unsecured, and whether Borrower may be liable individually, jointly or solidarily with others, whether primarily or secondarily, or as a guarantor or otherwise, and whether now existing or hereafter arising, of every nature and kind whatsoever, in principal, interest, costs, expenses and attorneys' fees and other fees and charges, including without limitation Borrower's indebtedness and obligations under a certain promissory note in favor of Lender dated FEBRUARY 12, 2001 IN THE FIXED PRINCIPAL AMOUNT OF U.S. $8,000,000.00. IN ADDITION, ALL INTEREST THEREON, COSTS, EXPENSES, ATTORNEYS' FEES AND OTHER FEES AND CHARGES RELATED THERETO UNDER BORROWER'S INDEBTEDNESS SHALL BE FULLY GUARANTEED HEREUNDER.

     LENDER. The word "Lender" means Regions Bank, Commercial Lending TIN:
     63-0371391, its successors and assigns, and any subsequent holder or holders of Borrower's Indebtedness.


GUARANTEE OF BORROWER'S INDEBTEDNESS. GUARANTOR HEREBY ABSOLUTELY AND UNCONDITIONALLY AGREES TO, AND BY THESE PRESENTS DOES HEREBY, GUARANTEE THE PROMPT AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF ANY AND ALL OF BORROWER'S PRESENT AND FUTURE INDEBTEDNESS IN FAVOR OF LENDER.

CONTINUING GUARANTY. THIS IS A CONTINUING GUARANTY AGREEMENT UNDER WHICH GUARANTOR AGREES TO GUARANTEE PAYMENT OF BORROWER'S PRESENT AND FUTURE INDEBTEDNESS IN FAVOR OF LENDER ON A CONTINUING BASIS. Guarantor's obligations and liability under this Agreement shall be open and continuous in effect. Guarantor intends to and does hereby guarantee at all times the prompt and punctual payment, performance and satisfaction of all of Borrower's present and future Indebtedness in favor of Lender. Accordingly, any payments made on Borrower's Indebtedness will not discharge or diminish the obligations and liability of Guarantor under this Agreement for any remaining and succeeding Indebtedness of Borrower in favor of Lender. To the extent that Guarantor is or may become a Member/Owner of Borrower, Guarantor agrees that, notwithstanding the provisions of La. R.S. 12:1320, Guarantor shall be liable under this Agreement for Borrower's Indebtedness in favor of Lender.

JOINT, SEVERAL AND SOLIDARY LIABILITY. Guarantor's obligations and liability under this Agreement shall be on a "solidary" or "joint and several" basis along with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of Borrower's Indebtedness. In the event that there is more than one Guarantor under this Agreement, or in the event that there are other guarantors, endorsers or sureties of all or any portion of Borrower's Indebtedness, Guarantor's obligations and liability hereunder shall further be on a "solidary" or "joint and several" basis along with such other guarantors, endorsers and/or sureties.

DURATION OF GUARANTY. This Agreement and Guarantor's obligations and liability hereunder shall remain in full force and effect until such time as this Agreement may be cancelled or otherwise terminated by Lender under a written cancellation instrument in favor of Guarantor (subject to the automatic reinstatement provisions hereinbelow). It is anticipated that fluctuations may occur in the aggregate amount of Borrower's Indebtedness guaranteed under this Agreement and it is specifically acknowledged and agreed to by Guarantor that reductions in the amount of Borrower's Indebtedness, even to zero ($0.00) dollars, prior to Lender's written cancellation of this Agreement, shall not constitute or give rise to a termination of this Agreement.

CANCELLATION OF AGREEMENT; EFFECT. Unless otherwise indicated under such a written cancellation instrument, Lender's agreement to terminate or otherwise cancel this Agreement shall affect only, and shall be expressly limited to, Guarantor's continuing obligations and liability to guarantee Borrower's Indebtedness incurred, originated and/or extended (without prior commitment) after the date of such a written cancellation instrument; with Guarantor remaining fully obligated and liable under this Agreement for any and all of Borrower's Indebtedness incurred, originated, extended, or committed to prior to the date of such a written cancellation instrument. Nothing under this Agreement or under any other agreement or understanding by and between Guarantor and Lender, shall in any way obligate, or be construed to obligate, Lender to agree to the subsequent termination or cancellation of Guarantor's obligations and liability hereunder; it being fully understood and agreed to by Guarantor that Lender has and intends to continue to rely on Guarantor's assets, income and financial resources in extending credit and other Indebtedness to and in favor of Borrower, and that to release Guarantor from Guarantor's continuing obligations and liabilities under this Agreement would so prejudice Lender that Lender may, within its sole and uncontrolled discretion and judgment, refuse to release Guarantor from any of its continuing obligations and liability under this Agreement for any reason whatsoever as along as any of Borrower's Indebtedness remains unpaid and outstanding, or otherwise.

DEFAULT. Should any event of default occur or exist under any of Borrower's Indebtedness in favor of Lender, Guarantor unconditionally and absolutely agrees to pay Lender the then unpaid amount of Borrower's Indebtedness, in principal, interest, costs, expenses, attorneys' fees and other fees and charges. Such payment or payments shall be made at Lender's offices indicated above, immediately following demand by Lender.

GUARANTOR'S WAIVERS. Guarantor hereby waives:

   (a) Notice of Lender's acceptance of this Agreement.

   (b) Presentment for payment of Borrower's Indebtedness, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in collection thereof, including any notice of default in payment thereof, or other notice to, or demand for payment thereof, on any party.

   (c) Any right to require Lender to notify Guarantor of any nonpayment relating to any collateral directly or indirectly securing Borrower's Indebtedness, or notice of any action or nonaction on the part of Borrower, Lender, or any other guarantor, surety or endorser of Borrower's Indebtedness, or notice of the creation of any new or additional Indebtedness subject to this Agreement.

   (d) Any rights to demand or require collateral security from the Borrower or any other person as provided under applicable Louisiana law or otherwise.

   (e) Any right to require Lender to notify Guarantor of the terms, time and place of any public or private sale of any collateral directly or indirectly securing Borrower's Indebtedness.

   (f) Any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, or any action in lieu of foreclosure.

   (g) Any election of remedies by Lender that may destroy or impair Guarantor's subrogation rights or Guarantor's right to proceed for reimbursement against Borrower or any other guarantor, surety or endorser of Borrower's Indebtedness, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging Borrower's Indebtedness.

   (h) Any disability or other defense of Borrower, or any other guarantor, surety or endorser, or any other person, or by reason of the cessation from any cause whatsoever, other than payment in full of Borrower's Indebtedness.

   (i) Any statute of limitations or prescriptive period, if at the time an action or suit brought by Lender against Guarantor is commenced, there

02-12-2001                    COMMERCIAL GUARANTY                         Page 2
Loan No 0001165                   (Continued)
================================================================================

     is any outstanding Indebtedness of Borrower to Lender which is barred by any applicable statute of limitations or prescriptive period.

Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences, and that, under the circumstances, such waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law.

GUARANTOR'S SUBORDINATION OF RIGHTS. In the event that Guarantor should for any reason (a) advance or lend monies to Borrower, whether or not such funds are used by Borrower to make payment(s) under Borrower's Indebtedness, and/or (b) make any payment(s) to Lender or others for and on behalf of Borrower under Borrower's Indebtedness, and/or (c) make any payment to Lender in total or partial satisfaction of Guarantor's obligations and liabilities under this Agreement, and/or (d) if any of Guarantor's property is used to pay or satisfy any of Borrower's Indebtedness, Guarantor hereby agrees that any and all rights that Guarantor may have or acquire to collect from or to be reimbursed by Borrower (or from or by any other guarantor, endorser or surety of Borrower's Indebtedness), whether Guarantor's rights of collection or reimbursement arise by way of subrogation to the rights of Lender or otherwise, shall in all respects, whether or not Borrower is presently or subsequently becomes insolvent, be subordinate, inferior and junior to the rights of Lender to collect and enforce payment, performance and satisfaction of Borrower's then remaining Indebtedness, until such time as Borrower's Indebtedness is fully paid and satisfied. In the event of Borrower's insolvency or consequent liquidation of Borrower's assets, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to Borrower's then remaining indebtedness. Guarantor hereby assigns to Lender all claims which it may have or acquire against Borrower or any assignee or trustee of Borrower in bankruptcy; provided that, such assignment shall be effective only for the purpose of assuring to Lender full payment of Borrower's Indebtedness guaranteed under this Agreement.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) Borrower's Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquired against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b),or any successor provision of the Federal bankruptcy laws.

GUARANTOR'S RECEIPT OF PAYMENTS. Guarantor further agrees to refrain from attempting to collect and/or enforce any of Guarantor's collection and/or reimbursement rights against Borrower (or against any other guarantor, surety or endorser of Borrower's Indebtedness), arising by way of subrogation or otherwise, until such time as all of Borrower's then remaining Indebtedness in favor of Lender is fully paid and satisfied. In the event that Guarantor should for any reason whatsoever receive any payments(s) from Borrower (or any other guarantor, surety or endorser of Borrower's Indebtedness) that Borrower (or such a third party) may owe to Guarantor for any of the reasons stated above, Guarantor agrees to accept such payment(s) in trust for and on behalf of Lender, advising Borrower (or the third party payee) of such fact. Guarantor further unconditionally agrees to immediately deliver such funds to Lender, with such funds being held by Guarantor over any interim period, in trust for Lender. In the event that Guarantor should for reason whatsoever receive any such funds from Borrower (or any third party), any Guarantor should deposit such funds in one or more of Guarantor's deposit accounts, no matter where located, Lender shall have the right to attach any and all of Guarantor's deposit accounts in which such funds were deposited, whether or not such funds were commingled with other monies of Guarantor, and whether or not such funds then remain on deposit in such an account or accounts. To this end and to secure Guarantor's obligations under this Agreement, Guarantor collaterally assigns and pledges to Lender, and grants to Lender a continuing security interest in, any and all of Guarantor's present and future rights, title and interest in and to all monies that Guarantor may now and/or in the future maintain on deposit with banks, savings and loan associations and other entities (other than tax deferred accounts with Lender), in which Guarantor may at any time deposit any such funds that may be received from Borrower (or any other guarantor, endorser or surety of Borrower's Indebtedness) in favor of Lender.

DEPOSIT ACCOUNTS. As collateral security for repayment of Guarantor's obligations hereunder and under any additional guaranties previously granted or to be granted by Guarantor in the future, and additionally as collateral security for any present and future indebtedness of Guarantor in favor of Lender (with the exception of any indebtedness under a consumer credit card account), Guarantor is granting Lender a continuing security interest in any and all funds that Guarantor may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Guarantor is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Guarantor further agrees that Lender may at any time apply any funds that Guarantor may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Guarantor is an account holder against the unpaid balance of any and all other present and future obligations and indebtedness of Guarantor to Lender, in principal, interest, fees, costs, expenses, and attorneys' fees.

ADDITIONAL COVENANTS. Guarantor agrees that Lender may, at its sole option, at any time, and from time to time, without the consent of or notice to Guarantor, or any of them, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without impairing or releasing any of Guarantor's obligations or liabilities under this Agreement:

     (a) Make additional secured and/or unsecured loans to Borrower.

     (b) Discharge, release or agree not to sue any party (including, but not limited to, Borrower or any other guarantor, surety, or endorser of Borrower's Indebtedness), who is or may be liable to Lender for any of Borrower's Indebtedness.

     (c) Sell, exchange, release, surrender, realize upon, or otherwise deal with, in any manner and in any order, any collateral directly or indirectly securing repayment of any of Borrower's Indebtedness.

     (d) Alter, renew, extend, accelerate, or otherwise change the manner, place, terms and/or times of payment or other terms of Borrower's Indebtedness, or any part thereof, including any increase or decrease in the rate or rates of interest on any of Borrower's Indebtedness.

     (e) Settle or compromise any of Borrower's Indebtedness.

     (f) Subordinate and/or agree to subordinate the payment of all or any part of Borrower's Indebtedness, or Lender's security rights in any collateral directly or indirectly securing any such indebtedness, to the payment and/or security rights of any other present and/or future creditors of Borrower.

     (g) Apply any payments and/or proceeds to any of Borrower's Indebtedness in such priority or with such preferences as Lender may determine in its sole discretion, regardless of which of Borrower's Indebtedness then remains unpaid.

     (h) Take or accept any other collateral security or guaranty for any or all of Borrower's Indebtedness.

     (i) Enter into, deliver, modify, amend, or waive compliance with, any instrument or arrangement evidencing, securing or otherwise affecting, all or any part of Borrower's Indebtedness.

NO IMPAIRMENT OF GUARANTOR'S OBLIGATIONS. No course of dealing between Lender and Borrower (or any other guarantor, surety or endorser of Borrower's Indebtedness), nor any failure or delay on the part of Lender to exercise any of Lender's rights and remedies under this Agreement or any other agreement or agreements by and between Lender and Borrower (or any other guarantor, surety or endorser), shall have the effect of impairing or releasing Guarantor's obligations and liabilities to Lender, or of waiving any of Lender's rights and remedies under this Agreement or otherwise. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies; it being Guarantor's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Guarantor further agrees that, should Borrower default under any of its Indebtedness, any waiver or forbearance on the part of Lender to pursue Lender's available rights and remedies shall be binding upon Lender only to the extent that Lender specifically agrees to such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one event of default shall not constitute a waiver or forbearance as to any other default.

NO RELEASE OF GUARANTOR. Guarantor's obligations and liabilities under this Agreement shall not be released, impaired, reduced, or otherwise affected by, and shall continue in full force and effect notwithstanding the occurrence of any event, including without limitation any one or more of the following events:

     (a) The death, insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution, or lack of authority (whether corporate, partnership or trust) of Borrower (or any person acting on Borrower's behalf), or of any other guarantor, surety or endorser of Borrower's Indebtedness.

     (b) Any payment by Borrower, or any other party, to Lender that is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or any such amounts or payment which, for any reason, Lender is required to refund or repay to Borrower or to any other person.

     (c) Any dissolution of Borrower, or any sale, lease or transfer of all or any part of Borrower's assets.

     (d) Any failure of Lender to notify Guarantor of the making of additional loans or other extensions of credit in reliance on this Agreement.

AUTOMATIC REINSTATEMENT. This Agreement and Guarantor's obligations and liabilities hereunder shall continue to be effective, and/or shall automatically and retroactively be reinstated, if a release or discharge has occurred, or if at any time, any payment or part thereof to Lender with respect to any of Borrower's Indebtedness, is rescinded or must otherwise be restored by Lender pursuant to any insolvency, bankruptcy, reorganization, receivership, or any other debt relief granted to Borrower or to any other party to Borrower's Indebtedness or any such security therefor. In the event that Lender must rescind or restore any payment received in total or partial satisfaction of Borrower's Indebtedness, any

02-12-2001                     COMMERCIAL GUARANTY                        Page 3
Loan No 0001165                   (Continued)
================================================================================

prior release or discharge from the terms of this Agreement given to Guarantor shall be without effect, and this Agreement and Guarantor's obligations and liabilities hereunder shall automatically and retroactively be renewed and/or reinstated and shall remain in full force and effect to the same degree and extent as if such a release or discharge had never been granted. It is the intention of Lender and Guarantor that Guarantor's obligations and liabilities hereunder shall not be discharged except by Guarantor's full and complete performance and satisfaction of such obligations and liabilities; and then only to the extent of such performance.

REPRESENTATIONS AND WARRANTIES BY GUARANTOR. Guarantor represents and warrants that:

     (a) Guarantor has the lawful power to own its properties and to engage in its business as presently conducted.

     (b) Guarantor's guaranty of Borrower's Indebtedness and Guarantor's execution, delivery and performance of this Agreement are not in violation of any laws and will not result in a default under any contract, agreement, or instrument to which Guarantor is a party, or by which Guarantor or its property may be bound.

     (c) Guarantor has agreed and consented to execute this Agreement and to guarantee Borrower's Indebtedness in favor of Lender, at Borrower's request and not at the request of Lender.

     (d) Guarantor will receive and/or has received a direct or indirect material benefit from the transactions contemplated herein and/or arising out of Borrower's Indebtedness.

     (e) This Agreement, when executed and delivered to Lender, will constitute a valid, legal and binding obligation of Guarantor, enforceable in accordance with its terms.

     (f) Guarantor has established adequate means of obtaining information from Borrower on a continuing basis regarding Borrower's financial condition.

     (g) Lender has made no representations to Guarantor as to the creditworthiness of Borrower.

ADDITIONAL OBLIGATIONS OF GUARANTOR. So long as this Agreement remains in effect, Guarantor has not and will not, without Lender's prior written consent, sell, lease, assign, pledge, hypothecate, encumber, transfer, or otherwise dispose of all or substantially all of Guarantor's assets. Guarantor agrees to keep adequately informed of any facts, events or circumstances which might in any way affect Guarantor's risks under this Agreement. Guarantor further agrees that Lender shall have no obligation to disclose to Guarantor any information or material relating to Borrower or Borrower's Indebtedness.

ADDITIONAL DOCUMENTS; FINANCIAL STATEMENTS. Upon the reasonable request of Lender, Guarantor will, at any time, and from time to time, execute and deliver to Lender any and all such financial instruments and documents, and supply such additional information, as may be necessary or advisable in the opinion of Lender to obtain the full benefits of this Agreement. Guarantor further agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

TRANSFER OF INDEBTEDNESS. This Agreement is for the benefit of Lender and for such other person or persons as may from time to time become or be the holders of all or any part of Borrower's Indebtedness. This Agreement shall be transferrable and negotiable with the same force and effect and to the same extent as Borrower's Indebtedness may be transferrable; it being understood and agreed to by Guarantor that, upon any transfer or assignment of all or any part of Borrower's Indebtedness, the holder of such Indebtedness shall have all of the rights and remedies granted to Lender under this Agreement. Guarantor further agrees that, upon any transfer of all or any portion of Borrower's Indebtedness, Lender may transfer and deliver any and all collateral securing repayment of such Indebtedness (including, but not limited to, any collateral provided by Guarantor) to the transferee of such Indebtedness, and such collateral shall secure any and all of Borrower's Indebtedness in favor of such a transferee. Guarantor additionally agrees that, after any such transfer or assignment has taken place, Lender shall be fully discharged from any and all liability and responsibility to Borrower and Guarantor with respect to such collateral, and the transferee thereafter shall be vested with all the powers and rights with respect to such collateral.

CONSENT TO PARTICIPATION. Guarantor recognizes and agrees that Lender may, from time to time, one or more times, transfer all or any part of Borrower's Indebtedness through sales of participation interests in such Indebtedness to one or more third party lenders. Guarantor specifically agrees and consents to all such transfers and assignments, and Guarantor further waives any subsequent notice of such transfers and assignments as may be provided under Louisiana law. Guarantor additionally agrees that the purchaser of a participation interest in Borrower's Indebtedness will be considered as the absolute owner of a percentage interest of such Indebtedness and that such a purchaser will have all of the rights granted under any participation agreement governing the sale of such a participation interest. Guarantor waives any rights of offset that Guarantor may have against Lender and/or any purchaser of such a participation interest, and Guarantor unconditionally agrees that either Lender or such a purchaser may enforce Guarantor's obligations and liabilities under this Agreement, irrespective of the failure or insolvency of Lender or any such purchaser.

NOTICES. Any notice provided in this Agreement must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. mail, postage prepaid, addressed to the person to whom the notice is to be given at the address shown above or at such other addresses as any party may designate to the other in writing. If there is more than one Guarantor under this Agreement, notice to any Guarantor shall constitute notice to all Guarantors.

ADDITIONAL GUARANTIES. Guarantor recognizes and agrees that Guarantor may have previously granted, and may in the future grant, one or more additional guaranties of Borrower's Indebtedness in favor of Lender. Should this occur, the execution of this Agreement and any additional guaranties on the part of Guarantor will not be construed as a cancellation of this Agreement or any of Guarantor's additional guaranties: it being Guarantor's full intent and agreement that all such guaranties of Borrower's Indebtedness in favor of Lender shall remain in full force and effect and shall be cumulative in nature and effect.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

     AMENDMENT. No amendment, modification, consent or waiver of any provision of this Agreement, and no consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only as to the specific instance and for the specific purpose for which given.

     APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the State of Louisiana. This Guaranty shall be governed by and construed in accordance with the laws of the State of Louisiana.

     CAPTION HEADINGS. Caption headings of the sections of this Agreement are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Agreement, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

     SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Agreement shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

     SUCCESSORS AND ASSIGNS BOUND. Guarantor's obligations and liabilities under this Agreement shall be binding upon Guarantor's successors, heirs, legatees, devisees, administrators, executors and assigns.

     WAIVE JURY. Guarantor and Lender hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either against the other.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED FEBRUARY 12, 2001.

GUARANTOR

X     /s/ Lana Hingle Stockstill
--------------------------------------------
  LANA HINGLE STOCKSTILL (SSN:###-##-####)

================================================================================
LASER PRO. Reg. U.S. Pat. & T.M. Off., Ver. 3.29a (C) Concentrex 2001 All rights reserved. ILA-E20 E3.29 F3.29 0001165.LN C2.OVLI

                 LIMITED LIABILITY COMPANY BORROWING RESOLUTION

--------------------------------------------------------------------------------------------------
  PRINCIPAL      LOAN DATE    MATURITY    LOAN NO. CALL    COLLATERAL  ACCOUNT  OFFICER   INITIALS
$8,000,000.00   02-12-2001   05-12-2001   0001165   590      4635      5439329      L32
--------------------------------------------------------------------------------------------------

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------


BORROWER: TORCH OFFSHORE, L.L.C. (TIN: 72-1471586)    LENDER: REGIONS BANK TIN: 63-0371391
          401 WHITNEY AVENUE SUITE 400                        COMMERCIAL LENDING
          GRETNA, LA 70056-2503                               301 ST. CHARLES AVENUE
                                                              3RD FLOOR
                                                              NEW ORLEANS, LA 70130

===============================================================================

WE THE UNDERSIGNED, being members of TORCH OFFSHORE, L.L.C. (the "Company"), do hereby certify that the Company is organized and existing as a limited liability company under and by virtue of the laws of the State of Louisiana, with its offices at 401 WHITNEY AVENUE SUITE 400, GRETNA, LA 70056-2503, and is duly authorized to transact business in the State of Louisiana.

MEMBERS AND AUTHORIZED SIGNERS. We further certify that the following is a complete list of the names and types of all members of the Company:

     NAMES                                COMPANY MANAGER      AUTHORIZED SIGNER
     -----                                ---------------      -----------------
     LYLE STOCKSTILL (SSN: ###-##-####)         Yes                   Yes

     LANA HINGLE STOCKSTILL                     Yes                   Yes
     (SSN: ###-##-####)

AUTHORIZED MEMBERS. The names and mailing addresses of the Authorized Members of the Limited Liability Company are:

     NAMES                                MAILING ADDRESSES
     -----                                -----------------
     LYLE STOCKSTILL                      401 WHITNEY AVENUE SUITE 400, GRETNA, LA 70056
     (SSN: ###-##-####)

     LANA HINGLE STOCKSTILL               1808 ENGINEERS ROAD, BELLE CHASSE, LA 70037
     (SSN: ###-##-####)

ASSUMED BUSINESS NAMES. The Company has filed all filings required by law relating to all assumed business names used by the Company. Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business: None.

WE FURTHER CERTIFY that at a meeting of the members of the Company, duly called and held on February 12, 2001, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the Authorized Signers listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company, and, be and they are hereby specifically authorized, empowered and directed, but without limitation, to do the following for and on behalf of and in the name of the Company:

     LOAN. To negotiate and obtain a revolving line of credit from Lender in the amount of EIGHT MILLION & 00/100 DOLLARS (U.S. $8,000,000.00) under such terms and conditions as such members, managers, employees, or agents may agree to in their sole discretion, and for such additional sum or sums of money as in their judgment should be borrowed, without limitation.

     NOTE. To execute and deliver to Lender a promissory note evidencing the Company's obligations and indebtedness under the aforesaid revolving line of credit.

     GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real (immovable) property and all personal (movable) property and rights of the Company. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, encumbered or otherwise secured at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, encumbered or otherwise secured.

     EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, collateral mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given, and which may contain provisions for foreclosure under Louisiana executory process procedures, confessions of judgment, waiver of appraisal and other rights, all of which remedies upon default are specifically agreed to by this Company and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which they may in their discretion deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

     NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Company with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     FURTHER ACTS. In the case of revolving lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements requiring disputes with Lender to be submitted to binding arbitration for final resolution and waiving the right to a trial by jury, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the revolving line of credit until Lender receives written notice of revocation of their authority: LYLE STOCKSTILL (SSN: ###-##-####) and LANA HINGLE STOCKSTILL (SSN: ###-##-####).

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Company's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Company will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Company, (b) change in the assumed business name(s) of the Company, (c) change in the management of the Company, (d) change in the authorized signer(s), (e) conversion of the Company to a new or different type of business entity, or (f) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the name of the Company will take effect until after Lender has been notified.

WE FURTHER CERTIFY that the members, managers, employees, and agents named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names; that the foregoing resolutions now stand of record on the books of the Company; and that the resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

We each have read all the provisions of this Limited Liability Company Borrowing Resolution, and we each on behalf of the Company certify and agree to its terms. This certificate is dated February 12, 2001.

By: /s/ Lyle Stockstill
    -----------------------------------------
    LYLE STOCKSTILL (SSN: ###-##-####)

By: /s/ Lana Hingle Stockstill
    -----------------------------------------
    LANA HINGLE STOCKSTILL (SSN: ###-##-####)

===============================================================================

LASER PRO, Req. U.S. Pat. & T.M. Off., Ver 3.29a (C) Concentrex 2001 All rights reserved. ILA-C15 E3.29 F3.29 0001185. LNC2.OVLI

                       CORPORATE RESOLUTION TO GUARANTEE

------------------------------------------------------------------------------------------------------------------
  Principal        Loan Date       Maturity     Loan No      Call    Collateral   Account     Officer    Initials
$8,000,000.00      02-12-2001     05-12-2001    0001165      590        4635      5439329       L32
------------------------------------------------------------------------------------------------------------------
         References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------

BORROWER:  TORCH OFFSHORE, L.L.C.
             (TIN: 72-1471586)              Lender: Regions Bank TIN: 63-0371391
           401 WHITNEY AVENUE SUITE 400             Commercial Lending
           GRETNA, LA 70056-2503                    301 St. Charles Avenue
                                                    3rd Floor
GUARANTOR: TORCH, INC. (TIN: 72-0825211)            New Orleans, LA 70130
           401 WHITNEY AVENUE SUITE 400
           GRETNA, LA 70056

================================================================================

I, the undersigned Secretary or Assistant Secretary of TORCH, INC. (TIN:
72-0825211) (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Louisiana with its principal office at 401 WHITNEY AVENUE SUITE 400, GRETNA, LA 70056.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on FEBRUARY 12, 2001, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any two (2) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES                    POSITIONS                   ACTUAL SIGNATURES
-----                    ---------                   -----------------

LYLE STOCKSTILL          CEO                         /s/ Lyle Stockstill
                                                     --------------------------

LANA HINGLE STOCKSTILL   Secretary                   /s/ Lana Hingle Stockstill
                                                     --------------------------
be and they are hereby specifically authorized, empowered and directed, but without limitation, to do the following for and on behalf of and in the name of the Corporation:

     GUARANTY. To guarantee or act as surety for loans or other financial accommodations to TORCH OFFSHORE, L.L.C. from Regions Bank ("Lender") on such guarantee or surety terms as may be agreed upon between the officers or employees of this Corporation and Lender and in such sum or sums of money as in their judgment should be guaranteed or assured, without limit (the "Guaranty").

     GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the obligations of TORCH OFFSHORE, L.L.C. or the Corporation or for the Guaranty, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real (immovable) property and all personal (movable) property and rights of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, encumbered or otherwise secured at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, encumbered or otherwise secured. The provisions of these Resolutions authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or in any way encumbering, the assets of the Corporation shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of TORCH OFFSHORE, L.L.C. to Lender. The Corporation has considered the value to itself of lending collateral in support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefited by doing so.

     EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, collateral mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given;, and which may contain provisions for foreclosure under Louisiana executory process procedures, confessions of judgment, waiver of appraisal and other rights, all of which remedies upon default are specifically agreed to by this Corporation and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which they may in their discretion deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

     FURTHER ACTS. To do and perform such other acts and things and to execute and deliver such other documents and agreements, including agreements requiring disputes with Lender to be submitted to binding arbitration for final resolution and waiving the right to a trial by jury, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that at a special meeting of the shareholders of the Corporation, duly called and held for by consent of the shareholders in accordance with the laws of the State of Louisiana), not less than the required percentage of shareholders adopted or consented to all the Resolutions set forth above.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names: that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND ON FEBRUARY 12, 2001 AND ATTEST THAT THE SIGNATURES SET OPPOSITE THE NAMES LISTED ABOVE ARE THEIR GENUINE SIGNATURES.


                                        CERTIFIED TO AND ATTESTED BY

                                        x /s/ Lana Hingle Stockstill
                                        ----------------------------------

                                        x
                                        ----------------------------------

NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

===============================================================================
LASER PRO. Reg. U.S. Pat. & T.M. Off., Ver. 3.29a (C) Concentrex 2001 All rights reserved. ILA-C108 E3.29 F3.29 0001165.LN C2.OVLI

                              [REGIONS BANK LOGO](R)

                 LIMITED LIABILITY COMPANY BORROWING AGREEMENT

   Principal   Loan Date      Maturity       Loan No.  Call  Collateral    Account   Officer   Initials
$8,000,000.00  02-12-2001     05-12-2001     0001165   590     4635        5439329   L32
--------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: TORCH OFFSHORE, L.L.C. (TIN: 72-1471586)     Lender:   Regions Bank TIN: 63-0371391
          401 WHITNEY AVENUE SUITE 400                           Commercial Lending
          GRETNA, LA 70056-2503                                  301 St. Charles Avenue
                                                                 3rd Floor
                                                                 New Orleans, LA 70130

===============================================================================

THIS LIMITED LIABILITY COMPANY BORROWING AGREEMENT between TORCH OFFSHORE, L.L.C. ("Borrower"), and Borrower's Members signing Below ("Members"), and Regions Bank ("Lender") and shall apply to any and all present and future loans, loan advances, extension of credit, financial accommodations and other agreements and undertakings of every nature and kind that may be entered into by and between Borrower and Lender now and in the future.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Louisiana Commercial Laws (La. R.S. 10:
9-101, et seq.). All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Limited Liability Company Borrowing Agreement, as this Limited Liability Company Borrowing Agreement may be amended or modified from time to time, together with all exhibits and schedules attached or to be attached to this Limited Liability Company Borrowing Agreement from time to time.

     ARTICLES. The word "Articles" means and includes Borrower's Articles of Organization as presently on file with Office of the Louisiana Secretary of state, and as such Articles may subsequently be amended or modified from time to time, one or more times.

     AUTHORIZED REPRESENTATIVES. The words "Authorized Representatives" mean and include, individually, collectively, interchangeably, any and all persons authorized by Borrower's Members or Managers to act for and on behalf of Borrower in dealings with Lender.

     COLLATERAL. The word "Collateral" means and includes individually, collectively, interchangeably and without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     EVENT OF DEFAULT. The words "Event of Default" mean individually, collectively, and interchangeably any of the Events of Default set forth below in the section titled "Events of Default."

     GRANTOR. The word "Grantor" means and includes individually, collectively, interchangeably and without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

     GUARANTOR. The word "Guarantor" means and includes individually, collectively, interchangeably and without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

     INDEBTEDNESS. The word "Indebtedness" means and includes individually, collectively, interchangeably and without limitation, any and all present and future loans, extensions of credit, liabilities and/or obligations of every nature and kind whatsoever that Borrower may now and in the future owe to or incur in favor of Lender and its successors or assigns, including without limitation. Borrower's Indebtedness in favor of Lender under the Note, whether such loans, extensions of credit, liabilities and/or obligations are direct or indirect, or by way of assignment, and whether related or unrelated, or whether committed or purely discretionary, and whether absolute or contingent, voluntary or involuntary, determined or undetermined, liquidated or unliquidated, due or to become due, together with interest, costs, expenses, attorneys' fees and other fees and charges, whether or not any such indebtedness may be barred under any statute of limitations or may be otherwise unenforceable or voidable for any reason.

     LENDER. The word "Lender" means Regions Bank TIN: 63-0371391, its successors and assigns, and any subsequent holder or holders of the Note, or any interest therein.

     LOAN. The words "Loan" and "Loans" mean and include any and all loans and financial accommodations from Lender to Borrower (or any of them) whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time, and further including any and all subsequent amendments, additions, substitutions, renewals and refinancings of Borrower's Loan.

     MEMBER. The words "Member" or "Members" mean and include, individually, collectively, interchangeably, any and all present and future member owners of Borrower.

     MEMBERSHIP INTEREST. The words "Membership Interest" mean and include a Member's ownership rights and interest in Borrower, including without limitation, a Member's share of the profits and losses of Borrower, right to receive distributions of Borrower's assets, and any right to vote or participate in the management and affairs of Borrower.

     NOTE. The word "Note" means Borrower's promissory note or notes evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

     OPERATING AGREEMENT. The words "Operating Agreement" mean any agreement between Borrower's Members governing the affairs of Borrower and the conduct of its business.

     RELATED DOCUMENTS. The words "Related Documents" mean and include individually, collectively, interchangeably and without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, collateral mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     SECURITY AGREEMENT. The words "Security Agreement" mean and include individually, collectively, interchangeably and without limitation

02-12-2001           LIMITED LIABILITY COMPANY BORROWING AGREEMENT        Page 2
Loan No. 0001165                     (Continued)
================================================================================

    any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

    Security Interest. The words "Security Interest" mean and include individually, collectively, interchangeably and without limitation any and all present and future mortgages, pledges, crop pledges, assignments and other security agreements directly or indirectly securing the repayment of Borrower's Loan and Note, whether created by law, contract, or otherwise.

EFFECT OF AGREEMENT. The following provisions pertain to the effect of this Agreement.

    APPLICABILITY. This Agreement shall apply to any and all present and future Indebtedness, contracts, agreements and undertakings by and between Borrower and Lender for any purpose whatsoever.

    AMENDMENT TO OPERATING AGREEMENT. This Agreement shall for all purposes be considered and shall have the same effect as an amendment to, and shall comprise a part of Borrower's Operating Agreement, and shall be binding upon Borrower and all of Borrower's present and future Members. To this end, all persons subsequently acquiring Membership Interests in Borrower for all purposes shall be deemed to be bound and obligated under the terms and conditions of this Agreement just as if said subsequently added Members had signed this Agreement along with the Members signing below, with the consent and agreement of such subsequently added Members to be so bound and obligated hereunder being an absolute condition precedent to such persons acquiring Membership Interests in Borrower.

TERM AND TERMINATION. This Agreement shall remain in effect until such time as
(a) all Indebtedness has been fully paid and satisfied and there is no further commitment or obligation on the part of Lender to extend any additional Indebtedness and (b) Lender agrees to cancel and terminate this Agreement after being requested by Borrower in writing to do so.

AUTHORIZED REPRESENTATIVES. The following provisions pertain to, among other things, the authorization of persons under this Agreement.

    RESOLUTIONS. The Members of Borrower have met and have properly authorized certain designated persons ("Authorized Representatives") to represent Borrower and to act for and on behalf of Borrower in dealings with Lender. To the extent applicable, such Authorized Representatives are listed in a separate form of Resolution or other communication delivered to Lender.

    MANAGERS. Borrower's present and future Managers (to the extent that Borrower has Managers) shall always have the full and unrestricted authority to deal with Lender and shall be considered Authorized Representatives of Borrower without the additional necessity of being specifically designated as such by Borrower's Members under a formal resolution.

    UNRESTRICTED AUTHORITY. Notwithstanding any provision of Borrower's Operating Agreement to the contrary, or any resolution of Borrower's Members not previously communicated to Lender in writing, Borrower's Authorized Representatives (including without limitation Borrower's Managers) shall have the full and unrestricted right, power and authority to deal and to contract with Lender and to otherwise bind and unrestricted right, power and authority, from time to time, one or more times, and without the necessity of obtaining the further approval of all or a majority of Borrower's
    Members: (a) to obtain loans, loan advances, and to incur other Indebtedness and obligations in favor of Lender in any amount and for any purpose, and whether or not deemed to be in the ordinary course of Borrower's business; and (b) to sell, exchange, lease, mortgage, pledge, or otherwise transfer or encumber or grant Security Interests in favor of Lender as affecting any or all or substantially all of the assets and movable (personal) and immovable
    (real) properties of Borrower, including without limitation, entering into mortgages and security agreements that contain confessions of judgment and consents to foreclosure remedies under Louisiana executory process procedures; and (c) otherwise to enter into such agreements and to incur such obligations in favor of Lender as such Authorized Representatives may deem to be necessary and proper.

    SUBSTITUTE AUTHORIZED REPRESENTATIVES. Lender may continue to deal and contract with such Authorized Representatives on an unrestricted basis until such time as: (a) their authority to act for and on behalf of Borrower is formally revoked and substitute Authorized Representatives are properly appointed by Borrower's Members, and (b) Lender is properly notified in writing and accepts and acknowledges the same.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as of the date of this Agreement and continuously thereafter so long as this agreement remains in effect:

    ORGANIZATION. Borrower is a limited liability company that is duly organized, validly existing, and in good standing under the laws of the State of Louisiana. Borrower has further qualified to do business in each jurisdiction where the extent and nature of Borrower's business activities require such qualification.

    AUTHORIZATION. Borrower's execution, delivery and performance of this Agreement and of the Related Documents have been duly authorized, and do not conflict with, and will not result in a violation of, or constitute or give rise to an Event of Default under Borrower's Articles, or under Borrower's Operating Agreement, or any agreement or other instrument which may be binding upon Borrower, or under any law or governmental regulation or court decree or order applicable to Borrower and/or its properties. Borrower has the further power and authority to own and to hold all of its assets and properties and to carry on its business as presently conducted.

    MEMBERS. The following is a complete list of all of Borrower's present Members, all of whom have signed this Agreement have agreed to be bound and obligated under this Agreement. There are no other present Members of Borrower.

                 NAMES                              COMPANY MANAGER
                 -----                              ---------------
                 LYLE  STOCKSTILL                        YES
                 (SSN: ###-##-####)

                 LANA HINGLE STOCKSTILL                  YES
                 (SSN: ###-##-####)

    FINANCIAL INFORMATION. Borrower's financial statements previously furnished to Lender are and were complete and correct, and were prepared in accordance with generally accepted accounting principles, and fairly represent Borrower's financial condition as of the date or date thereof. To the best of Borrower's knowledge, Borrower has no contingent obligations or liabilities that were not disclosed or reserved against in Borrower's financial statements or in the notes thereto. Since the dates of such financial statements, there has been no material adverse change in Borrower's financial condition or business.

    PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable. Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

    LITIGATION. There are no suits or proceedings pending, or to the knowledge of Borrower, threatened against or affecting Borrower or its assets, before any court or by any governmental agency, other than those previously disclosed to Lender in writing, which, if adversely determined, may have a material adverse effect on Borrower's financial condition or business.

02-12-2001         LIMITED LIABILITY COMPANY BORROWING AGREEMENT          PAGE 3
LOAN NO 0001165                  (Continued)
================================================================================
   LOCATION OF BORROWER'S OFFICES AND RECORDS. The chief place of business of Borrower and the office or offices where Borrower keeps its records concerning the Collateral is located at 401 WHITNEY AVENUE SUITE 400,
   GRETNA, LA 70056-2503.

   TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

   INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

   SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender is and will continue to rely upon the above representations and warranties in the course of its dealings with Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as this Agreement is canceled or terminated.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees that, so long as this Agreement remains in effect, Borrower will:

   GOOD STANDING. Maintain its good standing status as a Louisiana limited liability company and remain qualified in each additional jurisdiction where the conduct of Borrower's business requires such qualification.

   OPERATIONS. Conduct its applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, businesses and operations.

   TITLE OF ASSETS AND PROPERTY. Maintain good and marketable title to all of its assets and properties.

   INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect its properties and to examine its books, accounts, records and to make copies and memoranda thereof.

   LITIGATION. Promptly inform Lender in writing of (a) any material adverse change in its financial condition, and (b) all litigation and claims and all threatened litigation and claims affecting Borrower or of such Guarantor.

   OTHER EVENTS. Promptly notify Lender in writing of (a) the addition of any new Members of Borrower, (b) the death, interdiction, withdrawal, expulsion, bankruptcy, or dissolution of any Member or the occurrence of any other event which may terminate the continued membership of any Member, (c) the expression of any intent or desire on the part of any Member or Members to dissolve or liquidate Borrower, and (d) the occurrence of any event specified in Borrower's Articles or in Borrower's Operating Agreement that may result in Borrower's dissolution or liquidation.

   FINANCIAL INFORMATION. Furnish Lender with, such financial statements, reports and other pertinent information as Lender may reasonably request from time to time. All such financial statements and reports required to be furnished under this Agreement shall be prepared in accordance with generally accepted accounting principles.

   INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least thirty (30) days' prior written notice to Lender. In connection with all policies covering assets in which Lender holds or is offered a Security Interest. Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

   TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as
   (a) the legality of the same shall be legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver against Borrower's properties, income, or profits.

   PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in all other instruments and agreements between Borrower and Lender in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement.

   ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender and its attorneys may reasonably request to evidence and secure indebtedness and to perfect all Security interests.

   COMPLIANCE CERTIFICATE. Upon request by Lender and from time to time, Borrower will provide Lender with a certificate executed by an affirmative and negative covenants set forth in this Agreement are true and correct as of the date of the certificate, and further certifying that as of the date of the certificate no Event of Default exists under this Agreement or under any Related Document.

NEGATIVE COVENANTS. Borrower covenants and agrees that, so long as this Agreement remains in effect, Borrower will not without prior written notice to and without having first having obtained the prior written consent of Lender:

   AMENDMENTS TO ARTICLES OR OPERATING AGREEMENT. Amend its Articles or Operating Agreement (a) to limit or restrict the permissible activities in which Borrower may engage, or (b) to withdraw the authority of or to limit or restrict the authority of Borrower's Authorized Representatives (including Borrower's Managers) to deal and contract with Lender and to bind and obligate Borrower.

   CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different from those in which Borrower is presently engaged, or (b) merge or consolidate with any other entity.

   ACQUISITIONS AND GUARANTEES. (a) Purchase or acquire any interest in any other enterprise or entity, or (b) incur any obligation as a surety or guarantor other than in the ordinary course of business.

   SALE OR ENCUMBRANCE OF ASSETS. (a) Sell, assign and transfer all or substantially all of Borrower's properties and assets, or (b) sell with recourse any of Borrower's accounts, except to Lender.

   WITHDRAWAL OF MEMBERS. Permit any Member to withdraw from the Borrower and to receive any type of withdraw distribution.

   DISTRIBUTIONS. Pay any interim distribution in cash or other assets to a Member or Members of Borrower.

02-12-2001       LIMITED LIABILITY COMPANY BORROWING AGREEMENT           Page 4
Loan No 0001165               (Continued)

===============================================================================

     WAIVER OR COMPROMISE OF RIGHTS AGAINST MEMBERS. Waive, compromise or forgo any rights that Borrower may have against any Member for unpaid capital contributions or any other obligation owed to Borrower.

     NON-COMPLIANCE. none of the above actions on the part of Borrower (including without limitation, any amendment to Borrower's Articles or Operating Agreement) shall be effective as against Lender unless and until:
     (a) Borrower shall have notified Lender in writing, and (b) Lender shall have expressly agreed to such actions in writing. Specifically, any distribution by Borrower in violation of this Agreement shall be considered as a "wrongful distribution" for purposes of applicable law.

OBLIGATIONS OF MEMBERS. So long as this Agreement remains in effect, each and every present and future Member of Borrower agrees and covenants as follows:

NO WITHDRAWAL. Not to withdraw as a Member of Borrower and to obtain a withdrawal distribution without first notifying Lender in writing and obtaining Lender's prior written consent (which Lender shall have the unrestricted right to refuse).

COMPLIANCE. To take whatever steps may be necessary and proper to insure that Borrower and each other Member complies with the terms, conditions and covenants of this Agreement.

SECURITY INTEREST GRANTED BY MEMBERS. Borrower and each Member additionally agree as follows:

     MEMBERSHIP INTERESTS. Notwithstanding any provision of Borrower's Articles or Operating Agreement to the contrary, each Member shall have the unrestricted right, power and authority to grant a Security Interest in favor of Lender as affecting his Membership Interest in Borrower.

     REDEMPTIVE RIGHTS. Should Lender acquire the Membership Interest of any Member as a result of a default under a loan, then Lender shall have the right, without the necessity of first obtaining any type of judgment against such a Member, to redeem the defaulting Member's Membership Interest for the then value thereof, which sum shall be paid by Borrower immediately on demand by Lender to be applied against the Member's loan obligation.

EVENTS OF DEFAULT. The following actions or inactions or both shall constitute Events of Default under this Agreement:

     DEFAULT UNDER THE INDEBTEDNESS. Should Borrower default in the payment of principal or interest under any of the Indebtedness.

     DEFAULT UNDER THIS AGREEMENT. Should Grantor violate, or fail to comply fully with any of the terms and conditions of, or default under this Agreement.

     DEFAULT UNDER OTHER AGREEMENTS. Should any event of default occur or exist under any Related Document which directly or indirectly secures repayment of any of the Indebtedness.

     OTHER DEFAULTS IN FAVOR OF LENDER. Should Borrower or any Guarantor default under any other loan, extension of credit, security agreement, or obligation in favor of Lender.

     DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Guarantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property, or Grantor's or any Guarantor's ability to perform their respective obligations under this Agreement, or any Related Document, or pertaining to the Indebtedness.

     INSOLVENCY. Should the suspension, failure or insolvency, however evidenced, of Borrower or any Guarantor occur or exist.

     READJUSTMENT OF INDEBTEDNESS. Should proceedings for readjustment of indebtedness, reorganization, composition or extension under any insolvency law be brought by or against Borrower or any Guarantor.

     ASSIGNMENT FOR BENEFIT OF CREDITORS. Should Borrower or any Guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

     RECEIVERSHIP. Should a receiver of all or any part of Borrower's property, or the property of any Guarantor, be applied for or appointed.

     DISSOLUTION PROCEEDINGS. Should proceedings for the dissolution or appointment of a liquidator of Borrower or any Guarantor be commenced.

     FALSE STATEMENTS. Should any representation or warranty of Borrower or any Guarantor made in connection with the Indebtedness prove to be incorrect or misleading in any respect.

     INSECURITY. Should Lender deem itself to be insecure with regard to repayment of the Indebtedness.

DEPOSIT ACCOUNTS. As collateral security for repayment of Borrower's Note and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations that Borrower (or any of them) may now and in the future owe to Lender or incur in Lender's favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account). Borrower is granting Lender a continuing security interest in any and all funds that Borrower may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Borrower further agrees that Lender may at any time apply any funds that Borrower may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder against the unpaid balance of Borrower's Note and any and all other present and future indebtedness and obligations that Borrower (or any of them) may then owe to Lender, in principal, interest, fees, costs, expenses, and attorneys' fees.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Louisiana. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana.

     ARBITRATION. Lender and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of or foreclose upon any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property

02-12-2001       LIMITED LIABILITY COMPANY BORROWING AGREEMENT            Page 5
Loan No 0001165                   (Continued)

================================================================================

    with or without judicial process pursuant to Louisiana Commercial Laws (La. R.S. 10: 9-101, et seq.). Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which may otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

    CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

    CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

    COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

    NOTICES. To give Borrower or a Member any notice required under this Agreement, Lender may hand deliver or mail such notice to Borrower or such Member. Lender will deliver or mail any notice to Borrower or Member at any address which Borrower or Member may have given Lender by written notice as provided in this paragraph. In the event that there is more than one Borrower under this Agreement notice to a single Borrower or Member shall be considered as notice to all Borrowers or Members. To give Lender any notice under this Agreement, notice to a single Borrower or Member shall be considered as notice to all Borrowers or Members. To give Lender any notice under this Agreement. Borrower or Member shall mail the notice to Lender by registered or certified mail at the address specified in this Agreement, or at any other address that Lender may have given to Borrower or Member by written notice as provided in this paragraph. All notices required or permitted under this Agreement must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. Mail, by registered or certified mail to the address specified in this Agreement.

    SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

    SOLE DISCRETION OF LENDER. Whenever Lender's consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and conclusive.

    SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

    SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

    WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

02-12-2001         LIMITED LIABILITY COMPANY BORROWING AGREEMENT          Page 6
Loan No 0001165                (Continued)

================================================================================

BORROWER AND EACH MEMBER SIGNING BELOW ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT, AND BORROWER AND EACH MEMBER AGREE TO ITS TERMS. THIS AGREEMENT IS DATED AS OF FEBRUARY 12, 2001.

BORROWER:

TORCH OFFSHORE, L.L.C.

X /s/  Lyle Stockstill CEO
  ----------------------------------------------------------
  LYLE STOCKSTILL CEO

MEMBERS:

X /s/  Lyle Stockstill
  ----------------------------------------------------------
  LYLE STOCKSTILL (SSN: ###-##-####).      Managing Member

X /s/  Lana Hingle Stockstill
  ----------------------------------------------------------
  LANA HINGLE STOCKSTILL (SSN: ###-##-####). Managing Member

LENDER:

Regions Bank

By: /s/ Jorge E. Goris
    --------------------------------------------------------
    Authorized Officer


================================================================================
LASER PRO. Reg. U.S. Pat. & T.M. Off., Ver. 3.29a (C) Concentrex 2001 All rights reserved. ILA-C42 E3.29 F3.29 0001165.LN C2.OVLI